UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02277_

Value Line Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, Suite 1606, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item Ι.	Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/20 is included with this Form.

Annual Report
December 31, 2020

Value Line Select Growth Fund, Inc.
(Formerly Value Line Premier Growth Fund, Inc.)
Investor Class (VALSX)
Institutional Class (VILSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Capital Appreciation Fund, Inc.
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
Beginning May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can contact the Funds to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Funds.
This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

President’s Letter (unaudited)

Dear Fellow Shareholders:
On behalf of all of us here at Value Line Funds, I hope you and your families are safe and well during these most challenging times.
Know that our long-term commitment to you, our Fund shareholders, remains unchanged. As such, we are pleased to present you with this annual report for Value Line Select Growth Fund, Inc. (formerly Value Line Premier Growth Fund, Inc.), Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the 12 months ended December 31, 2020.
During the annual period, most broad U.S. equity indices generated strongly positive absolute returns. Notably, all four Funds also posted robust positive absolute returns during the annual period, and all four outperformed their respective benchmark index on a relative basis. Further, the annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Select Growth Fund, Inc.*   outpaced the category average return of its peers for the three- and ten-year periods ended December 31, 2020 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 564 funds as of December 31, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Risk Rating of Lowi.

•
Value Line Mid Cap Focused Fund, Inc.*   outpaced the category average return of its peers for the three-, five- and ten-year periods ended December 31, 2020 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund earned an overall four-star rating from Morningstar2 in the mid-cap growth category among 564 funds as of December 31, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of Above Average and an overall Risk Rating of Low.ii

•
Value Line Capital Appreciation Fund, Inc.*   outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2020 (allocation-70% to 85% equity category), as measured by Morningstar,1 ranking in the top 2% of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation-70% to 85% equity category among 308 funds as of December 31, 2020 based on risk-adjusted returns. Morningstar gave the Fund an overall Return Rating of High.iii

•
Value Line Larger Companies Focused Fund, Inc.*   outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended December 31, 2020 (large growth category), as measured by Morningstar,1 ranking in the top 31% or better of its peer category in each of those time periods. Additionally, Morningstar gave the Fund an overall Return Rating of Above Average. iv

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2020, especially given the newsworthy events of the annual period. With meaningful trends and unprecedented developments during 2020 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
For calendar year 2020, COVID-19 wreaked havoc on both the U.S. and global economies. Countries were forced to shut down businesses and other workplaces in an effort to gain some control over the pandemic, and the lockdowns, in turn, caused the U.S. and global economies to go into a recession. U.S. Gross Domestic Product (GDP) growth dropped to an annualized growth rate of  -5.0% in the first quarter of 2020 and -31.4% in the second quarter, the latter the lowest U.S. GDP reading historically for any quarter. U.S. unemployment leapt from 3.5% at the end of 2019 to 14.7% in April 2020. Retail sales plunged. Manufacturing also took a major hit, with the Institute for Supply Management (ISM) Manufacturing Survey dropping to 41.5 in April, well below the level widely considered to be a sign of contraction. Services, the largest sector of the U.S. economy, was impacted even more, shrinking for the first time in a decade. The ISM Services Index fell to 41.8 in April 2020 from a reading of 52.5 just one month earlier.
With the situation dire, worry around potential corporate bankruptcies and mortgage defaults — and fears of an economic recession taking hold — drove monetary and fiscal authorities to spring into action. The U.S. Federal Reserve (the Fed) cut short-term interest rates from 1.5% to near zero, committed to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increased the scope of its asset purchase program to include investment grade and high yield corporate bonds, and started numerous credit facilities to help buoy the municipal bond market. Many other developed market central banks also added accommodation, while several emerging market central banks embarked on quantitative easing for the

President’s Letter (unaudited) (continued)

first time. On the fiscal front, the U.S. government enacted a $2+ trillion relief bill, unleashing a massive stimulus plan to stem economic damage that included direct checks to many Americans, billions of dollars available to small businesses, and increases to the amount Americans could obtain from unemployment insurance.
These monetary and fiscal measures successfully stemmed further significant declines in the capital markets. Many of the economic indicators that had been so depressed began to improve. Nonfarm payroll jobs added back almost eight million jobs in May and June. By the end of September, the U.S. economy had gained back more than half the jobs lost in February, March and April. This job growth trend continued for the remainder of the year, with the exception of December when there was a loss of 140,000 jobs. Jobless claims, which peaked at more than 6.8 million at the end of March, declined to 790,000 at the end of December. The unemployment rate fell to 6.7% in December, still high but much better. Manufacturing was a major source of support, with the ISM Manufacturing Survey rebounding to 60 in December, its highest level since August 2018. Strength in the housing market was a notable contributor to the gains in manufacturing. Amid the pandemic, many Americans bought houses in the suburbs, fleeing the density of cities. Historically low interest rates were an added incentive to make a home purchase. Retail sales also rebounded strongly.
While work-at-home scenarios, masks and social distancing measures helped segments of the U.S. economy re-open gradually in phases, pushing third quarter U.S. GDP to a 33.1% growth rate on an annualized basis, the fastest growth rate since the government began to track quarterly GDP data in 1947, prospects for the economy became somewhat clouded by the fall of 2020. COVID-19 cases, hospitalizations and deaths increased rapidly during the fourth quarter, reaching new highs in some states. Partial lockdowns were re-established. Although some economic strength was sapped by the spikes, most economic indicators held up, or surprisingly improved, into the end of the year, supported in large part by optimism around the initial rollout of effective COVID-19 vaccines, resolution of the U.S. elections and a late but material fiscal stimulus package passed by Congress earmarked primarily toward financial help for individuals and small businesses.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, returned 18.40% during the 12 months ended December 31, 2020, though this masked heightened volatility. After registering its worst first quarter return on record, the S&P 500® Index soared in the second quarter of 2020 to record its best quarter since the fourth quarter of 1998 and then continued to rally during the second half of the year.
The U.S. equity market began 2020 on a favorable note, with a stretch of positive returns that lasted into the second half of February. At that point, however, the spread of COVID-19 from China to the rest of the world made it clear the impact of the novel virus would be much more widespread than first thought. The resulting sell-off gained steam throughout March, as investors rushed to exit higher risk assets and rotate into perceived safe havens, such as U.S. Treasuries. The downturn hit its low on March 23, at which point the major U.S. equity indices had given up all the gains of the past three calendar years. Exacerbating matters was the price of oil plunging to its lowest level since 2002, as the world’s largest oil producers failed to agree on whether to reduce output as demand collapsed. Equities subsequently recovered in the final days of the first quarter, thanks in part to the combination of extraordinary fiscal and monetary stimulus, described above. Although these initiatives helped stocks move off their prior lows, markets remained volatile into quarter end, and U.S. equities finished the first quarter with their weakest calendar quarter since 2008.
Volatility remained high, but the U.S. equity market soared back in the second and third quarters on a strong rebound in investor sentiment. On the heels of unprecedented monetary and fiscal stimulus, the prospect of a gradual re-opening of U.S. businesses fueled optimism. An additional boost was provided in the third quarter by a stronger than expected corporate earnings season, some positive economic data and encouraging COVID-19 vaccine developments. However, after gaining ground from April through August, the U.S. equity markets declined in September. Headwinds included delays to additional fiscal stimulus, uncertainty around the then-upcoming U.S. elections and the threat of a second wave of COVID-19 and its accompanying lockdowns. The sell-off continued in October. November and December 2020 saw a robust rally on positive COVID-19 vaccine news, the resolution to a contested U.S. presidential election, delivery of fiscal stimulus from Washington D.C., indications the Fed would keep interest rates near zero indefinitely and the beginning of COVID-19 vaccine inoculations. Even adverse headlines — including another round of lockdowns in certain areas of the country and the emergence of new COVID-19 strains — did little to diminish investors’ enthusiasm, as U.S. equities reached new highs at the end of the year.
As was the case since 2017, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2020, though, in a sharp reversal, the value style outperformed growth in the fourth quarter of 2020. Within the U.S. equity markets, large-cap stocks performed best, followed at some distance by small-cap stocks and then by mid-cap stocks. (All as measured by the FTSE Russell indices.3)
In the S&P 500® Index, eight of the 11 sectors generated positive absolute total returns during the annual period. Information technology, consumer discretionary and communication services were the best relative performers. Energy, financials and real estate were the weakest performing sectors in the S&P 500® Index during the annual period.
All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index3 and MSCI Emerging Markets Index3, respectively, posted annual returns of 7.82% and 18.31%, respectively. International equity markets followed a similar path as U.S. equities, ending the first quarter of 2020 sharply lower and then rebounding in the subsequent three quarters. Also as in the U.S., most international governments and global central banks took extraordinary measures to limit financial market stress.

Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of 7.51% during the annual period, significantly underperforming the broad U.S. equity market. Still, bond prices rose and yields fell across the yield curve, or spectrum of maturities, during the annual period. (Remember, there is usually an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.)
U.S. Treasury yields rose in the fourth quarter on expectations of increased economic growth in the year ahead. However, for the annual period overall, the yield on the three-month U.S. Treasury bill fell approximately 146 basis points, the yield on the two-year U.S. Treasury note decreased approximately 145 basis points, and the yield on the five-year U.S. Treasury note fell approximately 133 basis points. (A basis point is 1/100th of a percentage point.) The yield on the bellwether 10-year U.S. Treasury note decreased approximately 99 basis points, and the yield on the 30-year U.S. Treasury bond fell approximately 74 basis points during the annual period. The Fed’s extraordinary measures to cushion the economic pain helped push yields lower across the spectrum of maturities. In addition, rates in most other developed markets remained near record lows — even dipping into negative territory in some, such as the U.K., which also indirectly helped keep U.S. yields lower. As yields on shorter-term maturities fell more than those on longer-term maturities, the yield curve steepened5, with the closely-watched spread, or yield differential, between two-year and 10-year maturities widening during the annual period.
Long-dated U.S. Treasuries posted the strongest total returns during the annual period, as the devastating fallout from the pandemic sparked fears of a global recession and led investors to seek shelter in high quality, lower-risk assets. Treasury inflation protected securities outperformed nominal, or non-inflation-linked, U.S. Treasuries overall as well as the Bloomberg Barclays US Aggregate Bond Index. Spread, or non-government bond, sectors posted mixed performance, though virtually all generated positive absolute returns during the annual period, largely supported by the speed and magnitude of the Fed’s monetary policy stimulus, which included a multi-sector bond buying program. Investment grade corporate bonds outperformed U.S. Treasuries on strong investor demand for yield, though high yield corporate bonds modestly lagged the returns of U.S. Treasuries during the annual period overall. The securitized sector as a whole underperformed U.S. Treasuries, but within the sector, commercial mortgage-backed securities outperformed the broad Bloomberg Barclays US Aggregate Bond Index, substantially outpacing asset-backed securities and mortgage-backed securities. Sovereign emerging markets debt also posted positive absolute returns for the annual period but lagged U.S. Treasuries.
* * *
Of course, moving forward, we continue to monitor the latest updates related to COVID-19. Just as we remain focused on long-term, strategic investing through all market conditions, we encourage you to do so as well.
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
To stay current with timely commentary and investment insights and/or if you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.

5

President’s Letter (unaudited) (continued)

*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Select Growth Fund, Inc.: Ranked by Morningstar in the 80th percentile for one-year (604 funds), top 47% for three-year (564 funds), top 51% for five-year (504 funds), and top 47% for 10-year (383 funds) periods ended December 31, 2020. All in the Morningstar mid-cap growth category. Three-star rating for 3-year (564 funds) and 5-year (504 funds) periods ended December 31, 2020; four-star rating for 10-year (383 funds) and overall (564 funds) periods ended December 31, 2020. All in the mid-cap growth category. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2020.

ii
For Value Line Mid Cap Focused Fund, Inc.: Ranked by Morningstar in the 86th percentile for one-year (604 funds), top 49% for three-year (564 funds), top 46% for five-year (504 funds), and top 32% for 10-year (383 funds) periods ended December 31, 2020. All in the Morningstar mid-cap growth category. Three-star rating for 3-year (564 funds) period ended December 31, 2020; four-star rating for 5-year (504 funds), 10-year (383 funds) and overall (564 funds) periods ended December 31, 2020. All in the mid-cap growth category. Morningstar Return: Average for the 3-year and 5-year periods ended December 31, 2020; Above Average for the 10-year and overall periods ended December 31, 2020. Morningstar Risk: Low for the 3-year, 5-year, 10-year and overall periods ended December 31, 2020.

iii
For Value Line Capital Appreciation Fund, Inc.: Ranked by Morningstar in the top 2% for one-year (325 funds), top 2% for three-year (308 funds), top 2% for five-year (278 funds) and top 2% for ten-year (188 funds) periods ended December 31, 2020. All in the Morningstar allocation 70% to 85% equity category. Five-star rating for 3-year (308 funds), 5-year (278 funds), 10-year (188 funds), and overall (308 funds) periods ended December 31, 2020. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended December 31, 2020.

iv
For Value Line Larger Companies Focused Fund, Inc.: Ranked by Morningstar in the top 18% for one-year (1289 funds), top 31% for three-year (1197 funds), top 28% for five-year (1070 funds) and top 27% for 10-year (789 funds) periods ended December 31, 2020. All in the Morningstar large growth category. Morningstar Return: Above Average for the 3-year, 5-year, 10-year and overall periods ended December 31, 2020.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 27 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

A steepening yield curve is one in which longer-term yields are increasingly higher than shorter-term yields. A flattening yield curve is one in which the differential between yields on shorter-term and longer-term maturities narrows.

VALUE LINE SELECT GROWTH FUND, INC.
(formerly Value Line Premier Growth Fund, Inc.)

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Effective May 1, 2020, Value Line Premier Growth Fund, Inc. was re-named Value Line Select Growth Fund, Inc. to reflect the more focused number of positions being held in its portfolio. There was no change to the Fund’s investment objective, benchmark or portfolio manager. Below, Value Line Select Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 23.12% during the 12 months ended December 31, 2020. This compares to the 18.40% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
Were there any changes to the Fund’s investment strategy during the annual period?
With the re-naming of the Fund, the strategy of investing 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects did not change, but was updated so that we expect that the Fund’s portfolio will generally consist of positions in 25 to 50 companies with a large-cap bias. We consider companies with a market capitalization of greater than $10 billion to be larger companies. However, the Fund may invest in small-, mid- or large-capitalization companies, including foreign companies. For the record, this change had nothing to do with the current pandemic or market volatility.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted positive absolute returns that significantly outperformed the S&P 500® Index during the 12-month reporting period, driven by effective stock selection overall. Sector allocation decisions as a whole had a rather neutral effect on results during the annual period.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. On the other hand, as large-cap stocks fared better than mid-cap and small-cap stocks, the Fund’s performance was muted somewhat by the average market capitalizations of its holdings being substantially less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the health care sector. Stock selection in the financials and consumer staples sectors further boosted the Fund’s relative results. Having an underweighted allocation to financials, which underperformed the S&P 500® Index during the annual period, and having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, added value as well.
Only partially offsetting these positive contributors was stock selection in the information technology sector, which detracted most, attributable primarily to not holding positions in the sector’s strong performers Apple and Microsoft. Weak stock selection in and having an underweight to consumer discretionary, which outperformed the S&P 500® Index during the annual period, also hurt. Overweighting the industrials sector, which lagged the S&P 500® Index during the annual period, further dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were IDEXX Laboratories, a medical equipment provider specializing in veterinary testing applications; Danaher, another medical equipment manufacturer; and ServiceNow, which provides enterprise information technology management software. Each of these stocks enjoyed robust double-digit gains during the annual period, benefiting from stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
As mentioned above, the most significant detractors from the Fund’s performance were those large-cap information technology components of the S&P 500® Index the Fund did not own, namely Apple and Microsoft, which each posted a strong double-digit gain during the annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not

VALUE LINE SELECT GROWTH FUND, INC.
(formerly Value Line Premier Growth Fund, Inc.)

typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Similarly, the Fund did not own the strongly performing Amazon.com, the e-commerce giant and the third of the three largest companies by market capitalization in the S&P 500® Index, and thus it proved a detractor.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in S&P Global, which provides its clients with financial information services, and in Adobe, which develops and supports computer software products and technologies. In our view, each of these companies has a solid history of delivering consistent, attractive long-term growth in both earnings and stock price.
Among the largest eliminations from the Fund’s portfolio were positions in bank HDFC Bank, insurance provider Arch Capital Group and electronic instruments and electromechanical device manufacturer AMETEK. In our view, each has no longer been generating the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from a rather neutral weighting relative to the S&P 500® Index in health care to an overweight during the 12-month period ended December 31, 2020 and from a neutral weighting relative to the S&P 500® Index in real estate to an underweight.
How was the Fund positioned relative to its benchmark index at the end of December 2020?
As of December 31, 2020, the Fund was overweighted relative to the S&P 500® Index in the industrials, information technology, materials and health care sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples, consumer discretionary and real estate sectors. The Fund had no allocations to the energy, communication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Danaher Corp.	122,700	$27,256,578	5.9%
Thermo Fisher Scientific, Inc.	57,200	26,642,616	5.7%
MasterCard, Inc.	70,900	25,307,046	5.5%
Accenture PLC	89,900	23,482,779	5.1%
ANSYS, Inc.	61,600	22,410,080	4.8%
Roper Technologies, Inc.	49,000	21,123,410	4.6%
Cintas Corp.	57,177	20,209,783	4.4%
Salesforce.com, Inc.	90,400	20,116,712	4.3%
Teledyne Technologies, Inc.	47,200	18,501,456	4.0%
Waste Connections, Inc.	173,700	17,816,409	3.8%

Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*
Excludes short-term investments, if any.

Value Line Select Growth Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited) (continued)

The following graph compares the performance of the Value Line Select Growth Fund, Inc. to that of the S&P 500® Index* (the “Index”). The Value Line Select Growth Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Select Growth Fund, Inc. and the S&P 500® Index**

Performance Data: **
Investor Class	1 Yr	5 Yrs	10 Yrs	Since Inception 5/30/1956
Value Line Select Growth Fund, Inc.	23.12%	17.42%	14.05%	9.87%
S&P 500® Index	18.40%	15.22%	13.88%	7.09%
Institutional Class	Since Inception 5/1/2020
Value Line Select Growth Fund, Inc.***	31.78%
S&P 500® Index***	43.87%

*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

***
Not annualized

Value Line Select Growth Fund, Inc.
Schedule of Investments	December 31, 2020

Shares		Value
COMMON STOCKS 96.9%
CONSUMER DISCRETIONARY 1.8%
	RETAIL 1.8%
123,200	TJX Companies, Inc. (The)	$8,413,328
CONSUMER STAPLES 4.2%
	HOUSEHOLD PRODUCTS 1.1%
58,424	Church & Dwight Co., Inc.	5,096,326
	RETAIL 3.1%
37,400	Costco Wholesale Corp.	14,091,572
		19,187,898
FINANCIALS 3.9%
	COMMERCIAL SERVICES 3.1%
44,000	S&P Global, Inc.	14,464,120
	DIVERSIFIED FINANCIAL SERVICES 0.3%
12,000	Intercontinental Exchange, Inc.	1,383,480
	INSURANCE 0.5%
11,200	Aon PLC Class A	2,366,224
		18,213,824
HEALTHCARE 16.0%
	ELECTRONICS 0.8%
3,200	Mettler-Toledo International, Inc.(1)	3,646,976
	HEALTHCARE PRODUCTS 15.2%
122,700	Danaher Corp.	27,256,578
33,400	IDEXX Laboratories, Inc.(1)	16,695,658
57,200	Thermo Fisher Scientific, Inc.	26,642,616
		70,594,852
		74,241,828
INDUSTRIALS 29.2%
	AEROSPACE & DEFENSE 10.2%
111,081	HEICO Corp.	14,707,124
47,200	Teledyne Technologies, Inc.(1)	18,501,456
22,400	TransDigm Group, Inc.(1)	13,862,240
		47,070,820
	COMMERCIAL SERVICES 5.6%
57,177	Cintas Corp.	20,209,783
66,152	IHS Markit, Ltd.	5,942,434
		26,152,217
	ELECTRONICS 4.6%
49,000	Roper Technologies, Inc.	21,123,410
Shares		Value
INDUSTRIALS 29.2% (continued)
	ENVIRONMENTAL CONTROL 5.5%
81,800	Republic Services, Inc.	$7,877,340
173,700	Waste Connections, Inc.	17,816,409
		25,693,749
	TRANSPORTATION 3.3%
72,800	Union Pacific Corp.	15,158,416
		135,198,612
INFORMATION TECHNOLOGY 35.7%
	COMPUTERS 5.1%
89,900	Accenture PLC Class A	23,482,779
	DIVERSIFIED FINANCIAL SERVICES 5.5%
70,900	MasterCard, Inc. Class A	25,307,046
	SOFTWARE 25.1%
10,000	Adobe, Inc.(1)	5,001,200
61,600	ANSYS, Inc.(1)	22,410,080
72,000	Cadence Design Systems, Inc.(1)	9,822,960
54,600	Fidelity National Information Services, Inc.	7,723,716
140,800	Fiserv, Inc.(1)	16,031,488
29,400	Intuit, Inc.	11,167,590
25,500	Jack Henry & Associates, Inc.	4,130,745
90,400	Salesforce.com, Inc.(1)	20,116,712
27,000	ServiceNow, Inc.(1)	14,861,610
20,800	Synopsys, Inc.(1)	5,392,192
		116,658,293
		165,448,118
MATERIALS 4.6%
	CHEMICALS 2.7%
58,800	Ecolab, Inc.	12,721,968
	PACKAGING & CONTAINERS 1.9%
94,000	Ball Corp.	8,758,920
		21,480,888
REAL ESTATE 1.5%
	REITS 1.5%
31,600	American Tower Corp. REIT	7,092,936
TOTAL COMMON STOCKS (Cost $204,821,315)		449,277,432
Shares		Value
SHORT-TERM INVESTMENT 3.2%
	MONEY MARKET FUND 3.2%
14,996,745	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(2)	$14,996,745
TOTAL SHORT-TERM INVESTMENT (Cost $14,996,745)		14,996,745
TOTAL INVESTMENTS IN SECURITIES 100.1%(Cost $219,818,060)		$464,274,177
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1%)		(504,937)
NET ASSETS 100%		$463,769,240

(1)
Non-income producing.

(2)
Rate reflects 7 day yield as of December 31, 2020.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2020 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$449,277,432	$—	$—	$449,277,432
Short-Term Investment	14,996,745	—	—	14,996,745
Total Investments in Securities	$464,274,177	$—	$—	$464,274,177

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 19.96% during the 12 months ended December 31, 2020. This compares to the 18.40% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted positive absolute returns that outperformed the S&P 500® Index on a relative basis during the 12-month reporting period, driven by both effective stock selection and sector allocation decisions overall.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value. On the other hand, as large-cap stocks fared better than mid-cap and small-cap stocks, the Fund’s performance was muted somewhat by the average market capitalizations of its holdings being substantially less than that of the S&P 500® Index.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the health care sector. Stock selection in the consumer discretionary sector further boosted the Fund’s relative results. Having no exposure to energy, the weakest sector in the S&P 500® Index during the annual period, added value as well.
Only partially offsetting these positive contributors was stock selection in the information technology sector, which detracted most, attributable primarily to not holding positions in the sector’s strong performers Apple and Microsoft. Weak stock selection in financials and holding no positions in the strongly-performing communication services sector further dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were software company Cadence Design Systems, swimming pool supplies and equipment wholesale distributor Pool and design analysis and optimization software developer ANSYS. Shares of each of these companies enjoyed robust double-digit percentage gains during the annual period because of stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt most by not owning two of the biggest components of the S&P 500® Index, as measured by market capitalization — information technology giant Apple and e-commerce behemoth Amazon.com, which each posted a robust double-digit share price gain during the annual period. However, the Fund implements a focused strategy that invests primarily in mid-sized companies. Also, the Fund’s holdings of Arch Capital Group and American Financial Group detracted from the Fund’s results. These two insurance companies each experienced a double-digit share price decline during the annual period because of weaker than expected operating performance.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
This focused Fund ended the annual period with 30 holdings in its portfolio as compared to 36 at the start of the calendar year. No new positions were added during the annual period, though we did increase positions in 10 holdings. Conversely, we eliminated the Fund’s positions in six holdings during the annual period. Among these were turf equipment manufacturer Toro,

VALUE LINE MID CAP FOCUSED FUND, INC.
(continued)

software and technology services provider Open Text and electronic instruments and electromechanical device manufacturer AMETEK. We believe these companies were no longer generating the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
We shifted from having an underweighted exposure to financials at the start of the annual period to having a rather neutral position relative to the S&P 500® Index. We also shifted from having an overweighted allocation to information technology to having a rather neutral position relative to the S&P 500® Index from the start to the end of the annual period. We eliminated the Fund’s allocation to real estate.
How was the Fund positioned relative to its benchmark index at the end of December 2020?
As of December 31, 2020, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the consumer discretionary and health care sectors and was rather neutrally weighted relative to the Index in the consumer staples, financials and information technology sectors on the same date. On December 31, 2020, the Fund held no positions at all in the energy, communication services, utilities or real estate sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Teledyne Technologies, Inc.	71,500	$28,026,570	5.9%
ANSYS, Inc.	72,900	26,521,020	5.6%
Pool Corp.	62,700	23,355,750	4.9%
Cadence Design Systems, Inc.	163,200	22,265,376	4.7%
Fair Isaac Corp.	39,900	20,390,496	4.3%
Jack Henry & Associates, Inc.	125,308	20,298,643	4.3%
Chemed Corp.	37,700	20,079,397	4.3%
Tyler Technologies, Inc.	45,300	19,774,356	4.2%
HEICO Corp.	149,083	19,738,589	4.2%
Church & Dwight Co., Inc.	218,600	19,068,478	4.0%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Excludes short-term investments, if any.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited) (continued)

The following graph compares the performance of the Value Line Mid Cap Focused Fund, Inc. to that of the S&P 500® Index* (the “Index”). The Value Line Mid Cap Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Mid Cap Focused Fund, Inc. and the S&P 500® Index**

Performance Data: **
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 3/1/1950
Investor Class
Value Line Mid Cap Focused Fund, Inc.	19.96%	19.34%	17.71%	14.81%	10.22%
S&P 500® Index	18.40%	14.18%	15.22%	13.88%	7.90%
	1 Yr	3 Yrs	Since Inception 8/12/2017
Institutional Class
Value Line Mid Cap Focused Fund, Inc.	20.24%	19.64%	19.57%
S&P 500® Index	18.40%	14.18%	13.58%

*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments	December 31, 2020

Shares		Value
COMMON STOCKS 97.2%
CONSUMER DISCRETIONARY 7.9%
	DISTRIBUTION & WHOLESALE 4.9%
62,700	Pool Corp.	$23,355,750
	ENTERTAINMENT 3.0%
72,195	Churchill Downs, Inc.	14,062,864
		37,418,614
CONSUMER STAPLES 6.0%
	FOOD 2.0%
59,800	J&J Snack Foods Corp.	9,291,126
	HOUSEHOLD PRODUCTS 4.0%
218,600	Church & Dwight Co., Inc.	19,068,478
		28,359,604
FINANCIALS 9.0%
	INSURANCE 9.0%
154,992	American Financial Group, Inc.	13,580,399
409,400	Arch Capital Group, Ltd.(1)	14,767,058
214,192	Berkley (W.R.) Corp.	14,226,633
		42,574,090
HEALTHCARE 9.0%
	ELECTRONICS 3.4%
14,000	Mettler-Toledo International, Inc.(1)	15,955,520
	HEALTHCARE PRODUCTS 1.3%
17,200	Cooper Cos., Inc. (The)	6,249,104
	HEALTHCARE SERVICES 4.3%
37,700	Chemed Corp.	20,079,397
		42,284,021
INDUSTRIALS 27.9%
	AEROSPACE & DEFENSE 13.8%
149,083	HEICO Corp.	19,738,589
71,500	Teledyne Technologies, Inc.(1)	28,026,570
28,400	TransDigm Group, Inc.(1)	17,575,340
		65,340,499
	BUILDING MATERIALS 3.6%
61,800	Lennox International, Inc.	16,931,346
	COMMERCIAL SERVICES 2.6%
310,049	Rollins, Inc.	12,113,614
Shares		Value
INDUSTRIALS 27.9% (continued)
	ELECTRONICS 1.9%
21,400	Roper Technologies, Inc.	$9,225,326
	ENGINEERING & CONSTRUCTION 2.2%
114,600	Exponent, Inc.	10,317,438
	ENVIRONMENTAL CONTROL 2.5%
115,750	Waste Connections, Inc.	11,872,478
	MISCELLANEOUS MANUFACTURERS 1.3%
38,800	Carlisle Companies, Inc.	6,059,784
		131,860,485
INFORMATION TECHNOLOGY 28.6%
	COMMERCIAL SERVICES 2.5%
72,800	Gartner, Inc.(1)	11,661,832
	COMPUTERS 2.1%
126,700	CGI, Inc.(1)(2)	10,048,577
	SOFTWARE 24.0%
72,900	ANSYS, Inc.(1)	26,521,020
163,200	Cadence Design Systems, Inc.(1)	22,265,376
39,900	Fair Isaac Corp.(1)	20,390,496
35,800	Fiserv, Inc.(1)	4,076,188
125,308	Jack Henry & Associates, Inc.	20,298,643
45,300	Tyler Technologies, Inc.(1)	19,774,356
		113,326,079
		135,036,488
MATERIALS 6.3%
	PACKAGING & CONTAINERS 6.3%
100,700	AptarGroup, Inc.	13,784,823
169,892	Ball Corp.	15,830,536
		29,615,359
REAL ESTATE 2.5%
	REITS 2.5%
183,300	Equity Lifestyle Properties, Inc. REIT	11,613,888
TOTAL COMMON STOCKS (Cost $297,158,563)		458,762,549
Shares		Value
SHORT-TERM INVESTMENTS 3.1%
	MONEY MARKET FUNDS 3.1%
12,387,642	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(3)	$12,387,642
2,362,041	State Street Navigator Securities Lending Government Money Market Portfolio(4)	2,362,041
		14,749,683
TOTAL SHORT-TERM INVESTMENTS (Cost $14,749,683)		14,749,683
TOTAL INVESTMENTS IN SECURITIES 100.3% (Cost $311,908,246)		$473,512,232
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.3%)		(1,647,371)
NET ASSETS 100.0%		$471,864,861

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of December 31, 2020, the market value of the securities on loan was $5,199,643.

(3)
Rate reflects 7 day yield as of December 31, 2020.

(4)
Securities with an aggregate market value of  $5,199,643 were out on loan in exchange for collateral including $2,362,041 of cash collateral as of December 31, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(K) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2020 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$458,762,549	$—	$—	$458,762,549
Short-Term Investments	14,749,683	—	—	14,749,683
Total Investments in Securities	$473,512,232	$—	$—	$473,512,232

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
Manager Discussion of Fund Performance
Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 33.03% during the 12 months ended December 31, 2020. This compares to the 14.04% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund significantly outperformed its blended benchmark, driven primarily by favorable security selection and sector allocation decisions within the equity asset class. Further, it proved to be a good time for our style of equity investing, as large-cap growth stocks, where the equity portion of the Fund is focused, was the strongest segment of the U.S. equity markets, outpacing both smaller-cap and more value-oriented stocks by a wide margin.
Asset allocation also contributed positively to the Fund’s relative results during the annual period. The Fund was overweight equities and underweight fixed income, which proved beneficial as equities outperformed fixed income during the annual period.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from favorable stock selection in the information technology, consumer discretionary and communication services sectors. Having overweights to each of these sectors, which were the best three performing sectors in the S&P 500® Index during the annual period, added value as well.
Only two sectors detracted from the Fund’s relative results during the annual period — health care, wherein stock selection proved particularly challenging, and materials, wherein having no exposure to this strongly performing sector dampened relative results.
What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in cyber security platform provider Crowdstrike Holdings, leading cloud communications platform provider Twilio and clinical-stage biopharmaceutical company Biohaven Pharmaceutical.
Crowdstrike Holdings’ shares soared during the annual period, as the company has competitive technology in the software security market and has been executing well. Also, cyber security firms saw increased demand amid the work-from-home, school-at-home conditions that dominated during the annual period. Twilio enjoyed a triple-digit share price gain during the annual period, as the company benefited from increased use of its platform during the COVID-19 pandemic. At the end of the annual period, we felt the company was well positioned to continue benefiting from digital transformation tailwinds in a normalized business environment. Biohaven Pharmaceutical’s shares experienced a double-digit increase during the annual period. Its shares performed well, driven by the successful launch of its new migraine therapy, Nurtec ODT.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the equity portion of the Fund’s performance were biopharmaceuticals companies Amarin and Intercept Pharmaceuticals and oil and gas exploration and production company Diamondback Energy.
Amarin’s shares declined significantly during the annual period. The company was negatively impacted by an unexpected adverse patent ruling for its cardiovascular drug Vascepa at the end of March 2020. Shares of Intercept Pharmaceuticals similarly declined sharply during the annual period. Its shares stumbled as the timeline for the potential approval of its drug Ocaliva for non-alcoholic steatohepatitis, a liver-related disease, was delayed given that the U.S. Food & Drug Administration was requiring

VALUE LINE CAPITAL APPRECIATION FUND, INC.

more data from the company. Shares of Diamondback Energy saw a double-digit decline during the annual period. The year 2020 was a tough one for energy stocks broadly, reflecting the lower price of West Texas Intermediate crude oil amid weaker global demand and greater supply as a result of the COVID-19 pandemic.
Did the equity portion of the Fund make any significant purchases or sales?
We initiated a position in cloud-based commerce platform provider Shopify based on our view of its growth prospects and execution track record. We believe Shopify’s cloud-based and mobile-centric platform is well positioned to capitalize on e-commerce trends across small businesses and enterprises. We also see its competitive platform as supported by innovative growth initiatives and an effective partner ecosystem. We established a position in the equity portion of the Fund in Workday on a sharp pullback in its share price. Workday is a software-as-a-service provider of human and financial management solutions. We believe the company is gaining market share and expanding its market, putting it in a position to become a leader in the back-office suite. We further believe the company has the potential to deliver strong sales and earnings per share growth going forward. We also initiated a Fund position in Peloton Interactive, the largest interactive fitness platform in the world. The company has benefited from a large increase in demand for its premium exercise bikes, treadmills and software subscriptions due to the COVID-19-driven stay-at-home conditions that dominated during the annual period. At the end of the annual period, we believed Peloton Interactive may well continue to benefit from more people working from home in the coming years.
Conversely, we sold the Fund’s positions in GrubHub, Slack Technologies and Delta Airlines. We sold the Fund’s position in GrubHub following its announcement that it would be acquired by Just Eat, and we sold the Fund’s position in Slack Technologies following its announcement that it would be acquired by Salesforce.com. Our sale of the Fund’s position in Delta Airlines was based on our view of secular headwinds and low visibility in light of the global COVID-19 pandemic.
Were there any notable changes in the equity portion of the Fund’s weightings during the 12-month period?
During the annual period, the equity portion of the Fund’s allocation to the information technology, financials, energy and real estate sectors increased and its positions in the health care and communication services decreased relative to the S&P 500® Index.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of December 2020?
As of December 31, 2020, the Fund was overweight relative to the S&P 500® Index in the health care, information technology, consumer discretionary and communication services sectors. The Fund was underweight relative to the S&P 500® Index in the industrials, financials, consumer staples and real estate sectors on the same date. The Fund was rather neutrally weighted to the energy sector relative to the S&P 500® Index and had no exposure to the materials and utilities sectors at the end of December 2020.
What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively to its relative performance, as the fixed income portion of the Fund generally held a duration stance longer than that of the Bloomberg Barclays Index during the annual period based on our expectations for lower interest rates. The Fed had been clear in its intent to keep interest rates low for an extended period in an effort to counter the economic weakness brought on by the COVID-19 pandemic. As rates did fall significantly across the yield curve during the annual period, the fixed income portion of the Fund’s long duration positioning added significant value. Duration is a measure of the Fund’s sensitivity to changes in interest rates.
Overall, the Fund’s yield curve positioning detracted from the fixed income portion of the Fund’s relative performance during the annual period. It would have proved more beneficial had the Fund held more of a barbell positioning along the U.S. Treasury yield curve, with greater weightings in short-term and long-term maturities, rather than an emphasis on the intermediate segment of the yield curve.
Which fixed income market segments most significantly affected Fund performance?
Issue selection within the investment grade corporate bond sector detracted most. The corporate bonds held by the fixed income portion of the Fund were generally high quality and underperformed lower quality, more “risk on”* credits, which performed better during the annual period on investor demand for yield. Similarly, issue selection within the securitized sector detracted given the fixed income portion of the Fund’s emphasis on mortgage-backed securities. Mortgage-backed securities underperformed the Bloomberg Barclays Index during the annual period, hurt by high prepayments amid the fall in interest rates. Having an overweight to asset-backed securities further detracted from the fixed income portion of the Fund’s relative results.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

Conversely, an overweight allocation to investment grade corporate bonds contributed positively to relative performance. Also, select long-dated industrial investment grade corporate bonds offered superior returns. Having a modest exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index but which performed strongly during the annual period, contributed positively to the fixed income portion of the Fund’s relative results as well. Having an overweight to commercial mortgage-backed securities within the securitized sector also proved beneficial.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the 12-month period?
During the last quarter of the annual period, we added some risk, as the development and distribution of COVID-19 vaccines accelerated, bringing with it the hope of a return to more “normal” economic conditions both domestically and globally in 2021. We also became more constructive on adding some risk due to widespread expectations that the Biden Administration would likely seek to increase economic support for individuals struggling from the economic pain inflicted by the fallout from the COVID-19 pandemic. We increased the fixed income portion of the Fund’s exposure to high yield corporate bonds. We also remained committed to the fixed income portion of the Fund’s overweight to investment grade corporate bonds against the backdrop of low interest rates, as investors had continued to show a strong appetite for yield.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of December 2020?
At the end of December 2020, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in investment grade corporate bonds and remained underweight relative to the Bloomberg Barclays Index in U.S. Treasuries. The fixed income portion of the Fund’s exposure to the securitized sector overall was close to that of the Bloomberg Barclays Index, but within the sector, it was underweight highly-rated mortgage-backed securities and was overweight more “risk-on” commercial mortgage-backed securities. The fixed income portion of the Fund also remained overweight high quality asset-backed securities.
How did the Fund’s overall asset allocation shift from beginning to end of the annual period?
At December 31, 2020, the Fund had a weighting of approximately 82% in stocks, 14% in fixed income securities and 4% in cash equivalents. This compared to approximately 84% in stocks, 12.5% in fixed income securities and 3.5% in cash equivalents at the start of the annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of December 2020, despite the backdrop of a still raging COVID-19 pandemic, we believed 2021 would be a better year for companies both big and small. With additional stimulus coming at the end of 2020 and the COVID-19 vaccine rollout underway, we were optimistic that we are getting closer to the end of this global pandemic. According to FactSet, as of December 31, 2020, consensus expectations were for the S&P 500® Index’s sales and earnings per share to decline year-over-year by 2% and 13%, respectively, for the calendar year, not nearly as bad as many had feared earlier in 2020. According to FactSet, a recovery in sales and earnings were expected in 2021, with sales projected to be up 8% year over year and earnings up 23% year over year.
Notably, Fed Chair Jerome Powell has endorsed keeping interest rates near zero until the U.S. economy recovers from the COVID-19 pandemic, a stance we view as positive for the U.S equity markets. At the end of the annual period, we felt the equity portion of the Fund was well positioned to thrive over the longer term, as the Fund generally owns large-cap growth companies that tend to have market-leading positions and compete in industries with high barriers to entry. Often, these companies also have secular growth drivers due to their in-demand products and services. We intend to continue to seek companies for the equity portion of the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers.
Further, we believe the majority of companies in the equity portion of the Fund’s portfolio have weathered the COVID-19 pandemic well to date, and some have seen their businesses grow even faster than expected amid greater demand due to stay-at-home orders and remote working conditions. When COVID-19 is behind us, we believe large-cap, growth-oriented companies are likely to remain attractive and relatively resilient. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the Fund’s holdings during periods of market volatility.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

We also intend to closely monitor the pace of U.S. and global economic growth, the job market, any further monetary and/or fiscal stimulus provided and tax policy changes, as these factors are likely, in our view, to affect the Fund’s equity and fixed income holdings. At the end of the annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we continued to see better return potential in equities, especially with interest rates near zero and a potential economic recovery in 2021.
*”Risk on,” or its opposite “risk off,” is an investment setting in which price behavior responds to and is driven by changes in investor risk tolerance. Risk on and risk off refer to changes in investment activity in response to global economic patterns. During periods when risk is perceived as low, the risk on/risk off theory states that investors tend to engage in higher risk investments. When risk is perceived to be high, investors have the tendency to gravitate toward lower risk investments.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	7,400	$24,101,282	3.5%
Exelixis, Inc.	1,130,000	22,679,100	3.3%
Exact Sciences Corp.	143,000	18,946,070	2.8%
Apple, Inc.	132,000	17,515,080	2.6%
Facebook, Inc.	62,000	16,935,920	2.5%
Biohaven Pharmaceutical Holding Co., Ltd.	190,000	16,284,900	2.4%
Alexion Pharmaceuticals, Inc.	100,000	15,624,000	2.3%
Alphabet, Inc.	8,400	14,722,176	2.2%
Peloton Interactive, Inc.	93,000	14,109,960	2.1%
Crowdstrike Holdings, Inc.	61,000	12,921,020	1.9%
Asset Allocation – Percentage of Net Assets

Common Stock Sectors — Percentage of Common Stocks*	Bonds & Notes Sectors — Percentage of All Bonds & Notes*

*
Excludes short-term investments, if any.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited) (continued)

The following graph compares the performance of the Value Line Capital Appreciation Fund, Inc. to that of the S&P 500® Index* and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index**, (the “Indexes”). The Value Line Capital Appreciation Fund, Inc. is a professionally managed mutual fund, while the Indexes are not available for investment and are unmanaged. The returns for the Indexes do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.

Comparison of a Change in Value of a $10,000 Investment in the Value Line Capital Appreciation Fund, Inc., the S&P 500® Index and the 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index***

Performance Data: ***
	1 Yr	5 Yrs	10 Yrs	Since Inception 10/1/1952
Investor Class
Value Line Capital Appreciation Fund, Inc.	33.03%	15.76%	11.56%	10.38%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	14.04%	10.91%	9.86%	7.51%
S&P 500® Index	18.40%	15.22%	13.88%	7.65%
	1 Yr	5 Yrs	Since Inception 11/1/2015
Institutional Class
Value Line Capital Appreciation Fund, Inc.	33.42%	16.06%	14.77%
60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index	14.04%	10.91%	8.95%
S&P 500® Index	18.40%	15.22%	12.13%

*
The S&P 500® Index an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The 60/40 S&P 500® Index/Bloomberg Barclays US Aggregate Bond Index is an unmanaged blended index which consists of a 60% weighting of the S&P 500® Index representative of the larger capitalization stocks traded in the United States and a 40% weighting of the Bloomberg Barclays US Aggregate Bond Index which is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage Backed Securities (MBS) (agency fixed-rate and hybrid ARM pass-through’s), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS).

***
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments	December 31, 2020

Shares		Value
COMMON STOCKS 81.9%
COMMUNICATION SERVICES 11.6%
	INTERNET 8.8%
8,400	Alphabet, Inc. Class A(1)	$14,722,176
62,000	Facebook, Inc. Class A(1)	16,935,920
21,000	Netflix, Inc.(1)	11,355,330
85,000	Tencent Holdings, Ltd. ADR(2)	6,110,650
200,000	Twitter, Inc.(1)	10,830,000
		59,954,076
	MEDIA 1.0%
37,000	Walt Disney Co. (The)(1)	6,703,660
	SOFTWARE 1.8%
133,000	Activision Blizzard, Inc.	12,349,050
		79,006,786
CONSUMER DISCRETIONARY 13.2%
	ENTERTAINMENT 0.7%
18,000	Vail Resorts, Inc.	5,021,280
	HOME BUILDERS 1.4%
125,000	Lennar Corp. Class A	9,528,750
	INTERNET 4.9%
39,000	Alibaba Group Holding, Ltd. ADR(1)	9,076,470
7,400	Amazon.com, Inc.(1)	24,101,282
		33,177,752
	LEISURE TIME 2.1%
93,000	Peloton Interactive, Inc. Class A (1)	14,109,960
	LODGING 0.9%
55,000	Hilton Worldwide Holdings, Inc.	6,119,300
	RETAIL 3.2%
15,000	Home Depot, Inc.	3,984,300
80,000	Starbucks Corp.	8,558,400
33,000	Ulta Beauty, Inc.(1)	9,476,280
		22,018,980
		89,976,022
CONSUMER STAPLES 1.4%
	BEVERAGES 0.9%
28,000	Constellation Brands, Inc. Class A	6,133,400
	COSMETICS/PERSONAL CARE 0.5%
13,000	Estee Lauder Companies, Inc. (The) Class A	3,460,470
		9,593,870
Shares		Value
ENERGY 1.7%
	OIL & GAS 1.7%
125,000	Diamondback Energy, Inc.	$6,050,000
48,000	Pioneer Natural Resources Co.	5,466,720
		11,516,720
FINANCIALS 3.8%
	BANKS 2.8%
310,000	Bank of America Corp.	9,396,100
75,000	JPMorgan Chase & Co.	9,530,250
		18,926,350
	DIVERSIFIED FINANCIAL SERVICES 1.0%
110,000	Blackstone Group, Inc. (The) Class A	7,129,100
		26,055,450
HEALTHCARE 18.7%
	BIOTECHNOLOGY 15.1%
100,000	Alexion Pharmaceuticals, Inc.(1)	15,624,000
1,275,000	Amarin Corp. PLC ADR(1)(2)	6,234,750
190,000	Biohaven Pharmaceutical Holding Co., Ltd.(1)	16,284,900
143,000	Exact Sciences Corp.(1)(2)	18,946,070
1,130,000	Exelixis, Inc.(1)	22,679,100
180,000	Global Blood Therapeutics, Inc.(1)(2)	7,795,800
200,000	Intercept Pharmaceuticals, Inc.(1)(2)	4,940,000
45,000	Vertex Pharmaceuticals, Inc.(1)	10,635,300
		103,139,920
	HEALTHCARE PRODUCTS 0.9%
68,000	Edwards Lifesciences Corp.(1)	6,203,640
	PHARMACEUTICALS 2.7%
90,000	Bristol-Myers Squibb Co.	5,582,700
22,000	DexCom, Inc.(1)	8,133,840
27,000	Zoetis, Inc.	4,468,500
		18,185,040
		127,528,600
INDUSTRIALS 1.4%
	INTERNET 1.4%
195,000	Lyft, Inc. Class A(1)(2)	9,580,350
Shares		Value
INFORMATION TECHNOLOGY 28.9%
	COMMERCIAL SERVICES 1.9%
55,000	PayPal Holdings, Inc.(1)	$12,881,000
	COMPUTERS 4.5%
132,000	Apple, Inc.	17,515,080
61,000	Crowdstrike Holdings, Inc. Class A(1)	12,921,020
		30,436,100
	DIVERSIFIED FINANCIALS 1.7%
54,000	Visa, Inc. Class A	11,811,420
	INTERNET 2.8%
8,000	Shopify, Inc. Class A(1)	9,055,600
70,000	Zendesk, Inc.(1)	10,018,400
		19,074,000
	SEMICONDUCTORS 7.0%
15,000	Broadcom, Inc.	6,567,750
135,000	Micron Technology, Inc.(1)	10,149,300
17,000	NVIDIA Corp.	8,877,400
62,000	NXP Semiconductors N.V.	9,858,620
80,000	QUALCOMM, Inc.	12,187,200
		47,640,270

	SOFTWARE 11.0%
13,500	Adobe, Inc.(1)	6,751,620
36,000	Microsoft Corp.	8,007,120
31,000	RingCentral, Inc. Class A(1)	11,748,070
31,000	Salesforce.com, Inc.(1)	6,898,430
20,500	ServiceNow, Inc.(1)	11,283,815
49,500	Splunk, Inc.(1)	8,409,555
34,000	Twilio, Inc. Class A(1)	11,509,000
45,000	Workday, Inc. Class A(1)	10,782,450
		75,390,060
		197,232,850
REAL ESTATE 1.2%
	REITS 1.2%
38,000	American Tower Corp. REIT	8,529,480
TOTAL COMMON STOCKS (Cost $353,506,712)		559,020,128

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
ASSET-BACKED SECURITIES 0.4%
$83,865	Ally Auto Receivables Trust, Series 2018-2, Class A3, 2.92%, 11/15/22	$84,502
150,000	BMW Vehicle Lease Trust, Series 2019-1, Class A4, 2.92%, 8/22/22	151,637
208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/15/24	214,900
255,000	Citibank Credit Card Issuance Trust, Series 2018-A1, Class A1, 2.49%, 1/20/23	255,313
500,000	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25	517,615
138,217	Honda Auto Receivables Owner Trust, Series 2018-1I, Class A3, 2.60%, 2/15/22	138,961
392,910	Hyundai Auto Receivables Trust, Series 2017-B, Class A4, 1.96%, 2/15/23	394,731
500,000	Toyota Auto Loan Extended Note Trust, Series 2019-1A, Class A, 2.56%, 11/25/31(3)	533,954
150,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 5/25/33(3)	154,453
400,000	World Omni Automobile Lease Securitization Trust, Series 2019-B, Class A3, 2.03%, 11/15/22	406,759
TOTAL ASSET-BACKED SECURITIES (Cost $2,839,988)		2,852,825
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.1%
250,000	BANK, Series 2019-BN17, Class A4, 3.71%, 4/15/52	291,362
271,069	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	283,558
Principal Amount		Value
$100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	$108,888
10,092	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	10,089
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23	105,751
226,127	FHLMC Multifamily Structured Pass-Through Certificates, Series K726, Class A2, 2.91%, 4/25/24	241,682
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(4)	270,524
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K731, Class A2, 3.60%, 2/25/25(4)	109,828
500,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K052, Class A2, 3.15%, 11/25/25	557,165
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K055, Class A2, 2.67%, 3/25/26	274,379
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K062, Class A2, 3.41%, 12/25/26	114,653
255,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K064, Class A2, 3.22%, 3/25/27	290,597
150,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K065, Class A2, 3.24%, 4/25/27	171,294
Principal Amount		Value
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	$293,133
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K075, Class A2, (3.65%, 2/25/28(4)	117,940
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K084, Class A2, 3.78%, 10/25/28(4)	296,585
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K089, Class A2, 3.56%, 1/25/29	118,392
785,701	FHLMC Multifamily Structured Pass-Through Certificates, Series K101, Class A1, 2.19%, 7/25/29	841,161
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.51%, 11/25/45(3)(4)	261,899
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47(3)(4)	253,726
158,480	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	161,766
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(4)	154,868
153,321	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	155,202
183,472	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class A3, 3.21%, 10/15/48	195,647
200,000	Morgan Stanley Capital I Trust, Series 2019-H6, Class A4, 3.42%, 6/15/52	226,270
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	259,140

See Notes to Financial Statements.

December 31, 2020

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES 1.1% (continued)
$385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	$402,222
27,378	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	27,367
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	222,082
89,141	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	89,740
150,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class ASB, 3.64%, 5/15/52	171,184
192,393	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	194,706
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $6,993,677)		7,272,800
CORPORATE BONDS & NOTES 4.8%
BASIC MATERIALS 0.2%
	CHEMICALS 0.2%
125,000	Air Products and Chemicals, Inc., Senior Unsecured Notes, 2.05%, 5/15/30	133,344
175,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	187,814
150,000	Ecolab, Inc., Senior Unsecured Notes, 1.30%, 1/30/31(2)	148,574
100,000	FMC Corp., Senior Unsecured Notes, 3.45%, 10/1/29	113,843
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	216,905
150,000	Nutrien, Ltd., Senior Unsecured Notes, 4.20%, 4/1/29	179,358
		979,838
Principal Amount		Value
BASIC MATERIALS 0.2% (continued)
	IRON & STEEL 0.0%
$100,000	Steel Dynamics, Inc., Senior Unsecured Notes, 3.25%, 1/15/31(2)	$111,825
	MINING 0.0%
125,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 4.13%, 8/21/42	163,186
100,000	Teck Resources, Ltd., Senior Unsecured Notes, 6.13%, 10/1/35	128,949
		292,135
		1,383,798
COMMUNICATIONS 0.4%
	INTERNET 0.1%
150,000	Alibaba Group Holding, Ltd., Senior Unsecured Notes, 3.60%, 11/28/24	165,205
130,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	178,375
200,000	Baidu, Inc., Senior Unsecured Notes, 4.38%, 5/14/24	220,016
175,000	Netflix, Inc., Senior Unsecured Notes, 4.88%, 4/15/28	197,347
		760,943
	MEDIA 0.1%
175,000	Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25(2)	203,253
250,000	Comcast Corp., Guaranteed Notes, 3.95%, 10/15/25	287,220
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26	176,893
150,000	Walt Disney Co. (The), Guaranteed Notes, 2.65%, 1/13/31(2)	164,447
		831,813
	TELECOMMUNICATIONS 0.2%
228,000	AT&T, Inc., Senior Unsecured Notes, 2.55%, 12/1/33(3)	233,732
200,000	Motorola Solutions, Inc., Senior Unsecured Notes, 4.60%, 5/23/29	239,603
150,000	Rogers Communications, Inc., Guaranteed Notes, 4.50%, 3/15/43	190,807
Principal Amount		Value
COMMUNICATIONS 0.4% (continued)
	TELECOMMUNICATIONS 0.2% (continued)
$250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	$315,453
100,000	Vodafone Group PLC, Senior Unsecured Notes, 4.25%, 9/17/50(2)	123,856
		1,103,451
		2,696,207
CONSUMER, CYCLICAL 0.3%
	APPAREL 0.0%
150,000	NIKE, Inc., Senior Unsecured Notes, 2.38%, 11/1/26	164,053
	AUTO MANUFACTURERS 0.1%
100,000	American Honda Finance Corp. MTN, Senior Unsecured Notes, 1.00%, 9/10/25(2)	101,527
150,000	Cummins, Inc., Senior Unsecured Notes, 1.50%, 9/1/30(2)	150,760
150,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.38%, 11/13/25	154,104
150,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.70%, 5/9/23	158,987
		565,378
	AUTO PARTS & EQUIPMENT 0.0%
175,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24(2)	178,500
	HOME BUILDERS 0.1%
125,000	D.R. Horton, Inc., Guaranteed Notes, 2.50%, 10/15/24(2)	133,427
150,000	Lennar Corp., Guaranteed Notes, 4.88%, 12/15/23	165,750
		299,177
	HOME FURNISHINGS 0.0%
200,000	Whirlpool Corp., Senior Unsecured Notes, 4.75%, 2/26/29(2)	243,885
	RETAIL 0.1%
125,000	AutoZone, Inc., Senior Unsecured Notes, 3.75%, 6/1/27	143,501
100,000	Costco Wholesale Corp., Senior Unsecured Notes, 1.75%, 4/20/32(2)	103,933

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
CONSUMER, CYCLICAL 0.3%
	RETAIL 0.1% (continued)
$125,000	Lowe’s Cos., Inc., Senior Unsecured Notes, 1.70%, 10/15/30	$126,647
125,000	O’Reilly Automotive, Inc., Senior Unsecured Notes, 3.60%, 9/1/27	142,322
150,000	Walgreen Co., Guaranteed Notes, 3.10%, 9/15/22(2)	156,579
		672,982
		2,123,975
CONSUMER, NON-CYCLICAL 1.0%
	AGRICULTURE 0.0%
150,000	Bunge, Ltd. Finance Corp., Guaranteed Notes, 3.25%, 8/15/26	166,720
	BEVERAGES 0.1%
150,000	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 4.90%, 1/23/31(2)	191,066
150,000	Coca-Cola Co. (The), Senior Unsecured Notes, 1.45%, 6/1/27(2)	154,939
150,000	Coca-Cola Femsa S.A.B. de C.V., Guaranteed Notes, 2.75%, 1/22/30	161,331
150,000	Constellation Brands, Inc., Guaranteed Notes, 5.25%, 11/15/48	211,054
125,000	Keurig Dr. Pepper, Inc., Guaranteed Notes, 3.20%, 5/1/30	141,528
100,000	PepsiCo, Inc., Senior Unsecured Notes, 2.88%, 10/15/49	111,956
		971,874
	BIOTECHNOLOGY 0.1%
150,000	Amgen, Inc., Senior Unsecured Notes, 2.20%, 2/21/27(2)	160,802
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 3.25%, 9/1/22	104,431
100,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.60%, 10/1/40	100,964
		366,197
	COMMERCIAL SERVICES 0.1%
150,000	Global Payments, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	178,008
Principal Amount		Value
CONSUMER, NON-CYCLICAL 1.0% (continued)
	COMMERCIAL SERVICES 0.1% (continued)
$100,000	Global Payments, Inc., Senior Unsecured Notes, 2.90%, 5/15/30	$108,888
150,000	PayPal Holdings, Inc., Senior Unsecured Notes, 2.65%, 10/1/26	164,880
		451,776
	FOOD 0.1%
150,000	Conagra Brands, Inc., Senior Unsecured Notes, 1.38%, 11/1/27	151,384
100,000	Hershey Co. (The), Senior Unsecured Notes, 2.65%, 6/1/50	105,946
125,000	Mondelez International, Inc., Senior Unsecured Notes, 1.50%, 2/4/31(2)	123,500
150,000	Sysco Corp., Guaranteed Notes, 5.65%, 4/1/25	178,350
		559,180
	HEALTHCARE PRODUCTS 0.1%
235,000	Abbott Laboratories, Senior Unsecured Notes, 3.75%, 11/30/26	275,289
125,000	Baxter International, Inc., Senior Unsecured Notes, 2.60%, 8/15/26	136,468
125,000	Boston Scientific Corp., Senior Unsecured Notes, 3.75%, 3/1/26(2)	141,855
$100,000	Danaher Corp., Senior Unsecured Notes, 3.35%, 9/15/25(2)	111,954
125,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 4.13%, 3/25/25(2)	142,130
		807,696
	HEALTHCARE SERVICES 0.2%
150,000	Anthem, Inc., Senior Unsecured Notes, 3.35%, 12/1/24	165,274
125,000	Centene Corp., Senior Unsecured Notes, 4.63%, 12/15/29	138,776
150,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	168,680
200,000	Humana, Inc., Senior Unsecured Notes, 3.95%, 3/15/27	230,174
125,000	Laboratory Corp. of America Holdings, Senior Unsecured Notes, 2.95%, 12/1/29(2)	138,166
Principal Amount		Value
CONSUMER, NON-CYCLICAL 1.0% (continued)
	HEALTHCARE SERVICES 0.2% (continued)
$125,000	Quest Diagnostics, Inc., Senior Unsecured Notes, 2.80%, 6/30/31	$137,060
150,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	205,089
		1,183,219
	HOUSEHOLD PRODUCTS 0.0%
100,000	Clorox Co. (The), Senior Unsecured Notes, 1.80%, 5/15/30	103,199
	PHARMACEUTICALS 0.3%
125,000	AbbVie, Inc., Senior Unsecured Notes, 2.95%, 11/21/26	138,231
150,000	AstraZeneca PLC, Senior Unsecured Notes, 1.38%, 8/6/30	148,475
150,000	Becton Dickinson and Co., Senior Unsecured Notes, 3.36%, 6/6/24(2)	163,061
100,000	Bristol-Myers Squibb Co., Senior Unsecured Notes, 5.25%, 8/15/43	143,357
150,000	Cigna Corp., Senior Unsecured Notes, 2.40%, 3/15/30	159,933
150,000	CVS Health Corp., Senior Unsecured Notes, 1.75%, 8/21/30	150,873
150,000	Johnson & Johnson, Senior Unsecured Notes, 1.30%, 9/1/30	151,120
100,000	McKesson Corp., Senior Unsecured Notes, 0.90%, 12/3/25	100,500
150,000	Merck & Co., Inc., Senior Unsecured Notes, 3.90%, 3/7/39	189,424
100,000	Pfizer, Inc., Senior Unsecured Notes, 2.55%, 5/28/40(2)	106,808
100,000	Takeda Pharmaceutical Co., Ltd., Senior Unsecured Notes, 3.03%, 7/9/40	105,531
100,000	Teva Pharmaceutical Finance Netherlands III BV, Guaranteed Notes, 2.80%, 7/21/23	99,010
150,000	Utah Acquisition Sub, Inc., Guaranteed Notes, 3.95%, 6/15/26(2)	171,619

See Notes to Financial Statements.

December 31, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
CONSUMER, NON-CYCLICAL 1.0% (continued)
	PHARMACEUTICALS 0.3% (continued)
$200,000	Zoetis, Inc., Senior Unsecured Notes, 4.50%, 11/13/25	$233,456
		2,061,398
		6,671,259
ENERGY 0.3%
	OIL & GAS 0.2%
100,000	Canadian Natural Resources, Ltd., Senior Unsecured Notes, 2.05%, 7/15/25	104,898
125,000	ConocoPhillips Co., Guaranteed Notes, 4.95%, 3/15/26(2)	150,086
21,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	21,653
100,000	Marathon Petroleum Corp., Senior Unsecured Notes, 5.13%, 12/15/26	119,198
100,000	Occidental Petroleum Corp., Senior Unsecured Notes, 5.50%, 12/1/25	104,261
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	209,453
150,000	Shell International Finance B.V., Guaranteed Notes, 2.38%, 11/7/29	161,484
150,000	Total Capital International SA, Guaranteed Notes, 3.46%, 2/19/29	173,668
		1,044,701
	OIL & GAS SERVICES 0.0%
150,000	Schlumberger Finance Canada, Ltd., Guaranteed Notes, 1.40%, 9/17/25	154,255
	PIPELINES 0.1%
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	248,709
200,000	Kinder Morgan, Inc., Guaranteed Notes, 4.30%, 3/1/28	234,553
125,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	143,979
150,000	Spectra Energy Partners L.P., Guaranteed Notes, 4.75%, 3/15/24	167,459
Principal Amount		Value
ENERGY 0.3% (continued)
	PIPELINES 0.1% (continued)
$100,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.25%, 5/15/28	$118,115
		912,815
		2,111,771
FINANCIAL 1.5%
	BANKS 0.8%
150,000	Australia & New Zealand Banking Group, Ltd., Subordinated Notes, 4.50%, 3/19/24(3)	165,358
150,000	Bank of America Corp. GMTN, Senior Unsecured Notes, 3.50%, 4/19/26	169,999
100,000	Bank of Nova Scotia (The), Senior Unsecured Notes, 2.70%, 8/3/26(2)	110,255
125,000	Barclays PLC, Senior Unsecured Notes, 4.34%, 1/10/28	143,599
250,000	Canadian Imperial Bank of Commerce, Senior Unsecured Notes, 2.25%, 1/28/25	265,554
175,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	246,910
150,000	Citigroup, Inc., Senior Unsecured Notes, (3-month LIBOR + 0.90%), 3.35%, 4/24/25(4)	163,076
100,000	Comerica, Inc., Senior Unsecured Notes, 3.70%, 7/31/23	107,885
150,000	Cooperatieve Rabobank UA MTN, Senior Unsecured Notes, 3.38%, 5/21/25	168,331
100,000	Credit Suisse AG, Senior Unsecured Notes, 2.95%, 4/9/25	109,699
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 3.65%, 1/25/24(2)	163,594
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	153,016
125,000	HSBC Holdings PLC, Senior Unsecured Notes, 3.90%, 5/25/26	142,681
100,000	Huntington Bancshares, Inc., Senior Unsecured Notes, 2.63%, 8/6/24	106,863
Principal Amount		Value
FINANCIAL 1.5% (continued)
	BANKS 0.8% (continued)
$200,000	ING Groep N.V., Senior Unsecured Notes, 4.10%, 10/2/23	$219,724
150,000	JPMorgan Chase & Co., Subordinated Notes, 4.13%, 12/15/26	175,360
150,000	KeyCorp MTN, Senior Unsecured Notes, 2.55%, 10/1/29(2)	162,463
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21	251,652
125,000	Lloyds Banking Group PLC, Senior Unsecured Notes, 3.90%, 3/12/24	137,399
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	269,374
250,000	Morgan Stanley, Series F, Senior Unsecured Notes, 3.88%, 4/29/24	276,954
125,000	National Australia Bank, Ltd., Senior Unsecured Notes, 2.50%, 7/12/26	136,244
150,000	Northern Trust Corp., Senior Unsecured Notes, 3.15%, 5/3/29	169,863
200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22(2)	206,573
150,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21	152,054
125,000	State Street Corp., Senior Unsecured Notes, 2.40%, 1/24/30	136,597
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	253,078
150,000	Toronto-Dominion Bank (The) MTN, Senior Unsecured Notes, 1.15%, 6/12/25(2)	153,166
125,000	Truist Bank, Subordinated Notes, (5-year Treasury Constant Maturity Rate + 1.15%), 2.64%, 9/17/29(2)(4)	132,267
150,000	US Bancorp MTN, Subordinated Notes, 3.60%, 9/11/24	165,891
250,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	259,190
		5,474,669

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
FINANCIAL 1.5% (continued)
	DIVERSIFIED FINANCIAL SERVICES 0.1%
$125,000	American Express Co., Senior Unsecured Notes, 3.13%, 5/20/26	$139,985
200,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	222,087
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	224,702
		586,774
	INSURANCE 0.3%
125,000	Aflac, Inc., Senior Unsecured Notes, 3.60%, 4/1/30(2)	147,128
100,000	Allstate Corp. (The), Senior Unsecured Notes, 1.45%, 12/15/30(2)	99,811
250,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	265,241
150,000	Aon Corp., Guaranteed Notes, 3.75%, 5/2/29	174,990
150,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.85%, 3/12/30(2)	158,077
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(2)	255,327
150,000	Chubb INA Holdings, Inc., Guaranteed Notes, 3.35%, 5/3/26(2)	169,041
100,000	CNA Financial Corp., Senior Unsecured Notes, 3.95%, 5/15/24	110,558
100,000	Hartford Financial Services Group, Inc. (The), Senior Unsecured Notes, 2.80%, 8/19/29	108,637
175,000	PartnerRe Finance B LLC, Guaranteed Notes, 3.70%, 7/2/29(2)	200,944
150,000	Principal Financial Group, Inc., Guaranteed Notes, 3.70%, 5/15/29	175,489
175,000	Prudential Financial, Inc., Junior Subordinated Notes, (3-month LIBOR + 2.67%), 5.70%, 9/15/48(2)(4)	202,040
Principal Amount		Value
FINANCIAL 1.5% (continued)
	INSURANCE 0.3% (continued)
$100,000	Willis North America, Inc., Guaranteed Notes, 2.95%, 9/15/29	$109,412
		2,176,695
	REITS 0.3%
150,000	American Tower Corp., Senior Unsecured Notes, 2.95%, 1/15/25	162,534
100,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	111,313
150,000	Digital Realty Trust L.P., Guaranteed Notes, 3.60%, 7/1/29	171,974
125,000	Essex Portfolio L.P., Guaranteed Notes, 4.00%, 3/1/29	145,871
100,000	Essex Portfolio L.P., Guaranteed Notes, 3.00%, 1/15/30	109,705
125,000	Life Storage L.P., Guaranteed Notes, 2.20%, 10/15/30(2)	127,596
125,000	Prologis L.P., Senior Unsecured Notes, 2.25%, 4/15/30	133,948
125,000	Sabra Health Care L.P., Guaranteed Notes, 3.90%, 10/15/29	131,486
100,000	Ventas Realty L.P., Guaranteed Notes, 4.40%, 1/15/29(2)	117,280
250,000	Welltower, Inc., Senior Unsecured Notes, 4.25%, 4/15/28	292,218
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	130,216
		1,634,141
		9,872,279
INDUSTRIAL 0.4%
	AEROSPACE & DEFENSE 0.1%
200,000	L3Harris Technologies, Inc., Senior Unsecured Notes, 4.40%, 6/15/28	239,816
175,000	United Technologies Corp., Senior Unsecured Notes, 4.13%, 11/16/28(2)	208,629
		448,445
Principal Amount		Value
INDUSTRIAL 0.4% (continued)
	BUILDING MATERIALS 0.1%
$125,000	Johnson Controls International PLC/Tyco Fire & Security Finance SCA, Senior Unsecured Notes, 1.75%, 9/15/30	$127,591
125,000	Masco Corp., Senior Unsecured Notes, 2.00%, 10/1/30(2)	127,266
100,000	Owens Corning, Senior Unsecured Notes, 3.95%, 8/15/29	115,328
		370,185
	ELECTRONICS 0.1%
150,000	Agilent Technologies, Inc., Senior Unsecured Notes, 2.10%, 6/4/30(2)	155,260
200,000	Flex, Ltd., Senior Unsecured Notes, 4.75%, 6/15/25	227,006
150,000	Honeywell International, Inc., Senior Unsecured Notes, 1.95%, 6/1/30	158,488
100,000	Roper Technologies, Inc., Senior Unsecured Notes, 2.00%, 6/30/30	102,212
		642,966
	MACHINERY — DIVERSIFIED 0.0%
100,000	John Deere Capital Corp. MTN, Senior Unsecured Notes, 2.45%, 1/9/30(2)	109,677
	MISCELLANEOUS MANUFACTURERS 0.1%
200,000	Ingersoll-Rand Luxembourg Finance S.A., Guaranteed Notes, 3.80%, 3/21/29	234,111
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	274,678
		508,789
	PACKAGING & CONTAINERS 0.0%
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	164,356
150,000	WRKCo, Inc., Guaranteed Notes, 3.90%, 6/1/2I8	173,918
		338,274
	TRANSPORTATION 0.0%
100,000	CSX Corp., Senior Unsecured Notes, 3.35%, 9/15/49(2)	113,766

See Notes to Financial Statements.

December 31, 2020

Principal Amount		Value
CORPORATE BONDS & NOTES 4.8% (continued)
INDUSTRIAL 0.4% (continued)
	TRANSPORTATION 0.0% (continued)
$150,000	United Parcel Service, Inc., Senior Unsecured Notes, 2.50%, 9/1/29	$163,417
		277,183
		2,695,519
TECHNOLOGY 0.3%
	COMPUTERS 0.1%
150,000	Apple, Inc., Senior Unsecured Notes, 1.25%, 8/20/30	150,031
150,000	HP, Inc., Senior Unsecured Notes, 3.00%, 6/17/27	165,511
100,000	International Business Machines Corp., Senior Unsecured Notes, 1.70%, 5/15/27	103,859
175,000	NetApp, Inc., Senior Unsecured Notes, 1.88%, 6/22/25	182,792
		602,193
	SEMICONDUCTORS 0.1%
100,000	Applied Materials, Inc., Senior Unsecured Notes, 1.75%, 6/1/30	103,776
100,000	KLA Corp., Senior Unsecured Notes, 4.10%, 3/15/29	119,846
100,000	Lam Research Corp., Senior Unsecured Notes, 4.00%, 3/15/29	119,960
100,000	Micron Technology, Inc., Senior Unsecured Notes, 2.50%, 4/24/23	104,202
125,000	NVIDIA Corp., Senior Unsecured Notes, 2.85%, 4/1/30(2)	140,617
125,000	Xilinx, Inc., Senior Unsecured Notes, 2.38%, 6/1/30	131,221
		719,622
	SOFTWARE 0.1%
150,000	Adobe, Inc., Senior Unsecured Notes, 2.30%, 2/1/30	162,357
150,000	Electronic Arts, Inc., Senior Unsecured Notes, 4.80%, 3/1/26	178,435
125,000	Fiserv, Inc., Senior Unsecured Notes, 3.50%, 7/1/29(2)	142,732
100,000	Intuit, Inc., Senior Unsecured Notes, 1.65%, 7/15/30(2)	102,680
Principal Amount		Value
TECHNOLOGY 0.3% (continued)
	SOFTWARE 0.1% (continued)
$125,000	Microsoft Corp., Senior Unsecured Notes, 2.40%, 8/8/26	$136,373
100,000	Oracle Corp., Senior Unsecured Notes, 2.95%, 4/1/30	111,814
		834,391
		2,156,206
UTILITIES 0.4%
	ELECTRIC 0.4%
100,000	CenterPoint Energy, Inc., Senior Unsecured Notes, 4.25%, 11/1/28	118,487
100,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	129,609
200,000	Dominion Energy, Inc., Senior Unsecured Notes, 4.25%, 6/1/28	239,883
150,000	DTE Electric Co., 3.95%, 3/1/49	194,569
125,000	Duke Energy Corp., Senior Unsecured Notes, 3.75%, 9/1/46	145,319
150,000	Entergy Corp., Senior Unsecured Notes, 0.90%, 9/15/25	149,949
100,000	Eversource Energy, Series R, Senior Unsecured Notes, 1.65%, 8/15/30	99,595
250,000	Florida Power & Light Co., 4.05%, 6/1/42	316,340
150,000	Georgia Power Co., Series B, Senior Unsecured Notes, 2.65%, 9/15/29	164,552
100,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	111,265
150,000	National Rural Utilities Cooperative Finance Corp., 3.70%, 3/15/29	175,399
125,000	Nevada Power Co., Series DD, 2.40%, 5/1/30	134,522
125,000	Northern States Power Co., 2.90%, 3/1/50	140,948
125,000	Public Service Enterprise Group, Inc., Senior Unsecured Notes, 1.60%, 8/15/30	123,247
150,000	WEC Energy Group, Inc., Senior Unsecured Notes, 1.80%, 10/15/30	150,443
		2,394,127
Principal Amount		Value
UTILITIES 0.4% (continued)
	GAS 0.0%
$100,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	$112,204
	WATER 0.0%
175,000	American Water Capital Corp., Senior Unsecured Notes, 3.75%, 9/1/28	206,720
		2,713,051
TOTAL CORPORATE BONDS & NOTES (Cost $30,251,976)		32,424,065
FOREIGN GOVERNMENT OBLIGATIONS 0.1%
200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	211,040
150,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	156,874
150,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24(2)	165,939
100,000	Peruvian Government International Bond, Senior Unsecured Notes, 1.86%, 12/1/32(2)	100,800
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $602,188)		634,653
LONG-TERM MUNICIPAL SECURITIES 0.4%
	CALIFORNIA 0.1%
150,000	City of Pasadena CA, Refunding Revenue Bonds, Ser. B, 2.77%, 5/1/34	157,394
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	82,531
100,000	Municipal Improvement Corp. of Los Angeles Revenue Bonds, Series C, 1.88%, 11/1/30	99,871
100,000	San Marcos California Unified School District, Refunding Revenue Bonds, 3.17%, 8/1/38	108,573

See Notes to Financial Statements.

Schedule of Investments (continued)

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES 0.4% (continued)
	CALIFORNIA 0.1% (continued)
$50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	$67,205
		515,574
	NEW YORK 0.1%
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	107,356
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	208,494
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	271,130
135,000	New York Municipal Bond Bank Agency Revenue, Revenue Bonds, Build America Bonds, Ser. D2, 6.64%, 4/1/25	153,391
		740,371
	PENNSYLVANIA 0.0%
100,000	Pennsylvania Turnpike Commission, Motor License, Refunding Revenue Bonds, 3.29%, 12/1/36	104,947
	TEXAS 0.2%
175,000	City of Houston TX Combined Utility System Revenue, Refunding Revenue Bonds, Series D, 1.97%, 11/15/34	175,357
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	276,985
Principal Amount		Value
	TEXAS 0.2% (continued)
$250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	$301,857
150,000	Tyler Independent School District, Texas Unlimited Tax, Refunding Revenue Bonds, 1.68%, 2/15/32	153,143
		907,342
	VIRGINIA 0.0%
100,000	Hampton Roads Sanitation District, Refunding Revenue Bonds, Ser. A, 2.11%, 2/1/29	103,422
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $2,231,251)		2,371,656
U.S. GOVERNMENT AGENCY OBLIGATIONS# 1.9%
250,000	FHLB, 3.00%, 10/12/21	255,545
230,000	FHLB, 3.25%, 3/8/24	252,191
123,980	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	129,638
48,076	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	55,927
45,187	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	49,171
66,455	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	69,878
155,595	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	165,492
28,705	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	30,534
145,746	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	154,708
57,150	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	61,654
53,344	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	58,028
49,833	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	54,536
212,167	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	226,597
99,815	FHLMC Pool #QB5314, 2.50%, 11/1/50	105,311
Principal Amount		Value
$250,000	FNMA, 2.38%, 1/19/23	$261,450
84,224	FNMA Pool #254954, 4.50%, 10/1/23	91,065
80,674	FNMA Pool #745275, 5.00%, 2/1/36	93,755
84,476	FNMA Pool #844809, 5.00%, 11/1/35	98,007
45,444	FNMA Pool #AA0466, 4.50%, 2/1/39	51,027
112,851	FNMA Pool #AB1796, 3.50%, 11/1/40	121,517
47,904	FNMA Pool #AB3218, 3.50%, 7/1/31	50,854
129,523	FNMA Pool #AB3900, 3.00%, 11/1/26	136,153
48,790	FNMA Pool #AC5822, 4.50%, 5/1/40	54,113
78,911	FNMA Pool #AD7128, 4.50%, 7/1/40	88,278
48,838	FNMA Pool #AD8529, 4.50%, 8/1/40	54,218
409	FNMA Pool #AH3226, 5.00%, 2/1/41	468
96,568	FNMA Pool #AH4493, 4.50%, 2/1/41	108,435
58,199	FNMA Pool #AI1019, 4.50%, 5/1/41	65,165
191,402	FNMA Pool #AL0657, 5.00%, 8/1/41	222,546
179,467	FNMA Pool #AQ1853, 3.00%, 11/1/42	190,997
77,556	FNMA Pool #AS0560, 4.50%, 9/1/43	87,309
46,769	FNMA Pool #AS1529, 3.00%, 1/1/29	49,154
36,022	FNMA Pool #AS3789, 4.50%, 11/1/44	39,827
60,240	FNMA Pool #AS4503, 3.00%, 2/1/30	63,344
88,925	FNMA Pool #AS4928, 3.50%, 5/1/45	95,238
38,544	FNMA Pool #AS6205, 3.50%, 11/1/45	41,144
141,023	FNMA Pool #AS7188, 4.00%, 5/1/46	153,510
176,524	FNMA Pool #AS9459, 4.50%, 4/1/47	193,082
28,088	FNMA Pool #AT8849, 4.00%, 6/1/43	30,910
92,410	FNMA Pool #AU3621, 3.00%, 7/1/43	98,519
212,892	FNMA Pool #AU5409, 3.00%, 8/1/43	224,999
45,278	FNMA Pool #AU5653, 4.00%, 9/1/43	49,286
81,927	FNMA Pool #AU6562, 3.50%, 12/1/43	88,943
45,092	FNMA Pool #AU7025, 3.00%, 11/1/43	48,016
59,253	FNMA Pool #AV3310, 4.50%, 1/1/44	64,516

See Notes to Financial Statements.

December 31, 2020

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS# 1.9% (continued)
$113,483	FNMA Pool #AY2728, 2.50%, 2/1/30	$118,641
85,568	FNMA Pool #AZ2276, 4.00%, 6/1/45	93,705
139,623	FNMA Pool #BA6555, 3.00%, 1/1/46	147,449
73,161	FNMA Pool #BD8211, 4.00%, 4/1/47	78,578
91,726	FNMA Pool #BK2040, 4.00%, 5/1/48	98,046
276,402	FNMA Pool #BK9648, 3.50%, 11/1/48	291,963
366,294	FNMA Pool #BM5793, 3.00%, 4/1/49	383,697
179,843	FNMA Pool #BN6248, 3.00%, 4/1/49	188,663
940,253	FNMA Pool #CA5540, 3.00%, 4/1/50	1,001,029
488,046	FNMA Pool #FM4140, 2.50%, 9/1/50	519,620
191,054	FNMA Pool #MA4077, 2.00%, 7/1/50	198,483
2,815,082	FNMA Pool #MA4078, 2.50%, 7/1/50	2,970,098
1,570,017	FNMA Pool #MA4119, 2.00%, 9/1/50	1,631,066
93,695	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	96,540
57,492	GNMA I Pool #539285, 3.00%, 5/15/42	60,507
68,392	GNMA II Pool #MA1520, 3.00%, 12/20/43	72,995
101,619	GNMA II Pool #MA1521, 3.50%, 12/20/43	110,511
180,138	GNMA II Pool #MA1839, 4.00%, 4/20/44	198,918
253,040	GNMA II Pool #MA4836, 3.00%, 11/20/47	268,356
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $12,882,048)		13,213,920
U.S. TREASURY OBLIGATIONS 5.7%
150,000	U.S. Treasury Bonds, 5.38%, 2/15/31(2)	215,637
520,000	U.S. Treasury Bonds, 4.38%, 2/15/38	773,053
350,000	U.S. Treasury Bonds, 3.50%, 2/15/39	475,275
1,087,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,347,625
960,000	U.S. Treasury Bonds, 3.00%, 2/15/48	1,260,225
550,000	U.S. Treasury Notes, 2.00%, 11/30/22	569,701
6,500,000	U.S. Treasury Notes, 0.25%, 4/15/23	6,515,996
Principal Amount		Value
U.S. TREASURY OBLIGATIONS 5.7% (continued)
$589,000	U.S. Treasury Notes, 2.13%, 7/31/24	$629,241
425,000	U.S. Treasury Notes, 2.25%, 11/15/24	457,838
10,100,000	U.S. Treasury Notes, 0.50%, 3/31/25	10,193,109
1,560,000	U.S. Treasury Notes, 3.00%, 9/30/25	1,755,488
175,000	U.S. Treasury Notes, 2.13%, 5/31/26	191,044
1,292,000	U.S. Treasury Notes, 2.25%, 8/15/27	1,432,606
6,100,000	U.S. Treasury Notes, 0.50%, 8/31/27	6,062,828
575,000	U.S. Treasury Notes, 2.75%, 2/15/28	659,386
360,000	U.S. Treasury Notes, 2.88%, 5/15/28	417,094
5,380,000	U.S. Treasury Notes, 1.63%, 8/15/29	5,755,339
TOTAL U.S. TREASURY OBLIGATIONS (Cost $37,374,474)		38,711,485
Shares		Value
SHORT-TERM INVESTMENTS 5.4%
	MONEY MARKET FUNDS 5.4%
23,201,674	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(5)	23,201,674
13,854,957	State Street Navigator Securities Lending Government Money Market Portfolio(6)	13,854,957
		37,056,631
TOTAL SHORT-TERM INVESTMENTS (Cost $37,056,631)		37,056,631
TOTAL INVESTMENTS IN SECURITIES 101.7% (Cost $483,738,945)		$693,558,163
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (1.7%)		(11,387,758)
NET ASSETS 100%		$682,170,405

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of December 31, 2020, the market value of the securities on loan was $22,980,245.

(3)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(4)
Floating or variable rate security. The rate disclosed is the rate in effect as of

December 31, 2020. The information in parentheses represents the benchmark and reference rate for each relevant security and the rate adjusts based upon the reference rate and spread. The security may be further subject to interest rate floor and caps. For securities which do not indicate a reference rate and spread in their descriptions, the interest rate adjusts periodically based on current interest rates and, for mortgage-backed securities, prepayments in the underlying pool of assets.
(5)
Rate reflects 7 day yield as of December 31, 2020.

(6)
Securities with an aggregate market value of  $22,980,245 were out on loan in exchange for collateral including $13,854,957 of cash collateral as of December 31, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(k) in the Notes to Financial Statements.

#
Including Mortgage-Backed Securities issued by U.S. Government Agencies.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Freddie Mac Multifamily.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2020 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$559,020,128	$—	$—	$559,020,128
Asset-Backed Securities	—	2,852,825	—	2,852,825
Commercial Mortgage-Backed Securities	—	7,272,800	—	7,272,800
Corporate Bonds & Notes*	—	32,424,065	—	32,424,065
Foreign Government Obligations	—	634,653	—	634,653
Long-Term Municipal Securities*	—	2,371,656	—	2,371,656
U.S. Government Agency Obligations	—	13,213,920	—	13,213,920
U.S. Treasury Obligations	—	38,711,485	—	38,711,485
Short-Term Investments	37,056,631	—	—	37,056,631
Total Investments in Securities	$596,076,759	$97,481,404	$—	$693,558,163

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

PORTFOLIO MANAGEMENT COMMENTARY (unaudited)
INVESTMENT OBJECTIVE
The Fund’s sole investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the 12 months ended December 31, 2020.
How did the Fund perform during the annual period?
The Fund’s Investor Class generated a total return of 45.98% during the 12 months ended December 31, 2020. This compares to the 18.40% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund posted robust double-digit absolute gains that significantly outperformed the S&P 500® Index on a relative basis during the 12-month reporting period, attributable to both stock selection and sector allocation.
Further, during the annual period, large-cap growth-oriented stocks comprised the strongest segment of the U.S. equity markets, outpacing both smaller-cap and more value-oriented stocks by a wide margin. This style preference by investors overall proved a plus for the Fund, which focuses on investments in large-cap growth companies.
Which equity market sectors most significantly affected Fund performance?
Stock selection in information technology, communication services and consumer discretionary contributed most positively to the Fund’s relative results. Having overweights to each of these sectors, which were the best three performing sectors in the S&P 500® Index during the annual period, added value as well.
Only two sectors detracted from the Fund’s relative results during the annual period — health care, wherein stock selection proved particularly challenging, and materials, wherein having no exposure to this strongly performing sector dampened relative results.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were cyber security platform provider Crowdstrike Holdings, leading cloud communications platform provider Twilio and cloud-based commerce platform provider Shopify.
Crowdstrike Holdings’ shares soared during the annual period, as the company has competitive technology in the software security market and has been executing well. Also, cyber security firms saw increased demand amid the work-from-home, school-at-home conditions that dominated during the annual period. Twilio enjoyed a triple-digit share price gain during the annual period, as the company benefited from increased use of its platform during the COVID-19 pandemic. At the end of the annual period, we felt the company was well positioned to continue benefiting from digital transformation tailwinds in a normalized business environment. Shopify’s share price more than doubled during the annual period, benefiting from strong demand for its cloud-based multi-channel commerce platform and effective execution in the application software market. The company’s platform and digital tools were especially attractive to small- and medium-sized businesses and enterprises facing headwinds due to the COVID-19 pandemic. Shopify was a new position for the Fund during the annual period, initiated in March 2020 and then opportunistically added to later in the year. We had initiated the position in Shopify based on our view of its growth prospects and execution track record. We believe Shopify’s cloud-based and mobile-centric platform is well positioned to capitalize on e-commerce trends, and we also see its competitive platform as supported by innovative growth initiatives and an effective partner ecosystem.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the stocks that detracted most from the Fund’s performance were biopharmaceuticals companies Intercept Pharmaceuticals and Amarin and oil and gas exploration and production company Diamondback Energy.
Shares of Intercept Pharmaceuticals declined sharply during the annual period. Its shares stumbled as the timeline for the potential approval of its drug Ocaliva for non-alcoholic steatohepatitis, a liver-related disease,was delayed given that the U.S. Food & Drug Administration was requiring more data from the company. Amarin’s shares similarly declined significantly during

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.  (continued)

the annual period. The company was negatively impacted by an unexpected adverse patent ruling for its cardiovascular drug Vascepa at the end of March 2020. Shares of Diamondback Energy saw a double-digit decline during the annual period. The year 2020 was a tough one for energy stocks broadly, reflecting the lower price of West Texas Intermediate crude oil amid weaker global demand and greater supply as a result of the COVID-19 pandemic.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
In addition to initiating a Fund position in Shopify, mentioned earlier, we established a Fund position in Workday on a sharp pullback in its share price. Workday is a software-as-a-service provider of human and financial management solutions. We believe the company is gaining market share and expanding its market, putting it in a position to become a leader in the back-office suite. We further believe the company has the potential to deliver strong sales and earnings per share growth going forward. We also initiated a Fund position in Peloton Interactive, the largest interactive fitness platform in the world. The company has benefited by a large increase in demand for its premium exercise bikes, treadmills and software subscriptions due to the COVID-19-driven stay-at-home conditions that dominated during the annual period. At the end of the annual period, we believed Peloton Interactive may well continue to benefit from more people working from home in the coming years.
Conversely, we sold the Fund’s positions in GrubHub, Slack Technologies and Delta Airlines. We sold the Fund’s position in GrubHub following its announcement that it would be acquired by Just Eat, and we sold the Fund’s position in Slack Technologies following its announcement that it would be acquired by Salesforce.com. Our sale of the Fund’s position in Delta Airlines was based on our view of secular headwinds and low visibility in light of the global COVID-19 pandemic.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2020, the Fund’s weightings in information technology, industrials and financials increased and its weightings in the health care, consumer staples and consumer discretionary sectors decreased relative to the S&P 500® Index.
How was the Fund positioned relative to its benchmark index at the end of December 2020?
As of December 31, 2020, the Fund was overweighted relative to the S&P 500® Index in the information technology, communication services, health care and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer staples, industrials and energy sectors on the same date. The Fund had no exposure to the materials, real estate and utilities sectors at the end of December 2020.
What is your tactical view and strategy for the months ahead?
At the end of December 2020, despite the backdrop of a still raging COVID-19 pandemic, we believed 2021 would be a better year for companies both big and small. With additional stimulus coming at the end of 2020 and the COVID-19 vaccine rollout underway, we were optimistic that we are getting closer to the end of this global pandemic. According to FactSet, as of December 31, 2020, consensus expectations were for the S&P 500® Index’s sales and earnings per share to decline year-over-year by 2% and 13%, respectively, for the calendar year, not nearly as bad as many had feared earlier in 2020. According to FactSet, a recovery in sales and earnings were expected in 2021, with sales projected to be up 8% year over year and earnings up 23% year over year.
Notably, Fed Chair Jerome Powell has endorsed keeping interest rates near zero until the U.S. economy recovers from the COVID-19 pandemic, a stance we view as positive for the U.S equity markets. At the end of the annual period, we felt the Fund was well positioned to thrive over the longer term, as the Fund generally owns large-cap growth companies that tend to have market-leading positions and compete in industries with high barriers to entry. Often, these companies also have secular growth drivers due to their in-demand products and services. We intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers. Importantly, we take a long-term view and intend to seek to opportunistically trim and/or add to the Fund’s holdings during periods of market volatility.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited)

Ten Largest Holdings*
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	8,300	$27,032,519	6.7%
Facebook, Inc.	59,000	16,116,440	4.0%
PayPal Holdings, Inc.	68,000	15,925,600	4.0%
Exelixis, Inc.	760,000	15,253,200	3.8%
ServiceNow, Inc.	26,500	14,586,395	3.6%
Alphabet, Inc.	7,200	12,619,008	3.2%
Netflix, Inc.	23,000	12,436,790	3.1%
NVIDIA Corp.	23,000	12,010,600	3.0%
Activision Blizzard, Inc.	125,000	11,606,250	2.9%
Visa, Inc.	51,000	11,155,230	2.8%
Asset Allocation — Percentage of Net Assets

Sector Weightings — Percentage of Total Investment Securities*
*
Excludes short-term investments, if any.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at December 31, 2020 (unaudited) (continued)

The following graph compares the performance of the Value Line Larger Companies Focused Fund, Inc. to that of the S&P 500® Index* (the “Index”). The Value Line Larger Companies Focused Fund, Inc. is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The returns for the Index do not reflect charges, expenses or taxes, but do include the reinvestment of dividends, if any. The comparison is shown for illustrative purposes only.
Comparison of a Change in Value of a $10,000 Investment in the Value Line Larger Companies Focused Fund, Inc. and the S&P 500® Index**

Performance Data: **
	1 Yr	5 Yrs	10 Yrs	Since Inception 3/20/1972
Investor Class
Value Line Larger Companies Focused Fund, Inc.	45.98%	20.04%	16.44%	11.26%
S&P 500® Index	18.40%	15.22%	13.88%	7.55%
	1 Yr	5 Yrs	Since Inception 11/1/2015
Institutional Class
Value Line Larger Companies Focused Fund, Inc.	46.36%	20.28%	19.40%
S&P 500® Index	18.40%	15.22%	12.13%

*
The S&P 500® Index is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

**
The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of  $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments	December 31, 2020

Shares		Value
COMMON STOCKS 98.0%
COMMUNICATION SERVICES 18.5%
	INTERNET 14.2%
7,200	Alphabet, Inc. Class A (1)	$12,619,008
59,000	Facebook, Inc. Class A(1)	16,116,440
23,000	Netflix, Inc.(1)	12,436,790
90,000	Tencent Holdings, Ltd. ADR(2)	6,470,100
170,000	Twitter, Inc.(1)	9,205,500
		56,847,838
	MEDIA 1.4%
32,000	Walt Disney Co. (The) (1)	5,797,760
	SOFTWARE 2.9%
125,000	Activision Blizzard, Inc.	11,606,250
		74,251,848
CONSUMER DISCRETIONARY 15.2%
	INTERNET 9.3%
44,000	Alibaba Group Holding, Ltd. ADR (1)	10,240,120
8,300	Amazon.com, Inc.(1)	27,032,519
		37,272,639
	LEISURE TIME 2.7%
72,000	Peloton Interactive, Inc. Class A(1)	10,923,840
	RETAIL 3.2%
64,000	Starbucks Corp.	6,846,720
21,000	Ulta Beauty, Inc.(1)	6,030,360
		12,877,080
		61,073,559
CONSUMER STAPLES 1.2%
	BEVERAGES 1.2%
23,000	Constellation Brands, Inc. Class A	5,038,150
ENERGY 1.0%
	OIL & GAS 1.0%
85,000	Diamondback Energy, Inc.	4,114,000
FINANCIALS 1.4%
	DIVERSIFIED FINANCIAL SERVICES (1.4%)
85,000	Blackstone Group, Inc. (The) Class A	5,508,850
HEALTHCARE 20.0%
	BIOTECHNOLOGY 15.9%
48,000	Alexion Pharmaceuticals, Inc.(1)	7,499,520
875,000	Amarin Corp. PLC ADR(1)(2)	4,278,750
Shares		Value
HEALTHCARE 20.0% (continued)
	BIOTECHNOLOGY 15.9% (continued)
110,000	Biohaven Pharmaceutical Holding Co., Ltd.(1)	$9,428,100
75,000	Exact Sciences Corp.(1)	9,936,750
760,000	Exelixis, Inc.(1)	15,253,200
140,000	Global Blood Therapeutics, Inc.(1)(2)	6,063,400
135,000	Intercept Pharmaceuticals, Inc.(1)	3,334,500
33,000	Vertex Pharmaceuticals, Inc.(1)	7,799,220
		63,593,440
	HEALTHCARE PRODUCTS 1.4%
62,000	Edwards Lifesciences Corp.(1)	5,656,260
	PHARMACEUTICALS 2.7%
65,000	Bristol-Myers Squibb Co.	4,031,950
19,000	DexCom, Inc.(1)	7,024,680
		11,056,630
		80,306,330
INDUSTRIALS 2.0%
	INTERNET 2.0%
160,000	Lyft, Inc. Class A(1)(2)	7,860,800
INFORMATION TECHNOLOGY 38.7%
	COMMERCIAL SERVICES 4.0%
68,000	PayPal Holdings, Inc.(1)	15,925,600
	COMPUTERS 4.3%
64,000	Apple, Inc.	8,492,160
42,000	Crowdstrike Holdings, Inc. Class A(1)	8,896,440
		17,388,600
	DIVERSIFIED FINANCIALS 2.8%
51,000	Visa, Inc. Class A	11,155,230
	INTERNET 4.6%
9,500	Shopify, Inc. Class A(1)	10,753,525
55,000	Zendesk, Inc.(1)	7,871,600
		18,625,125
	SEMICONDUCTORS 5.0%
23,000	NVIDIA Corp.	12,010,600
52,000	QUALCOMM, Inc.	7,921,680
		19,932,280
	SOFTWARE 18.0%
16,000	Adobe, Inc.(1)	8,001,920
31,000	Microsoft Corp.	6,895,020
22,000	RingCentral, Inc. Class A(1)	8,337,340
32,000	Salesforce.com, Inc.(1)	7,120,960
26,500	ServiceNow, Inc.(1)	14,586,395
Shares		Value
INFORMATION TECHNOLOGY 38.7% (continued)
	SOFTWARE 18.0% (continued)
48,000	Splunk, Inc.(1)	$8,154,720
31,000	Twilio, Inc. Class A(1)	10,493,500
35,000	Workday, Inc. Class A (1)	8,386,350
		71,976,205
		155,003,040
TOTAL COMMON STOCKS (Cost $213,757,162)		393,156,577
SHORT-TERM INVESTMENTS 2.1%
	MONEY MARKET FUNDS 2.1%
157,000	State Street Navigator Securities Lending Government Money Market Portfolio(3)	157,000
8,130,410	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.03%(4)	8,130,410
		8,287,410
TOTAL SHORT-TERM INVESTMENTS (Cost $8,287,410)		8,287,410
TOTAL INVESTMENTS IN SECURITIES 100.1% (Cost $222,044,572)		$401,443,987
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (0.1%)		(535,510)
NET ASSETS 100.0%		$400,908,477

(1)
Non-income producing.

(2)
A portion or all of the security was held on loan. As of December 31, 2020, the market value of the securities on loan was $11,250,791.

(3)
Securities with an aggregate market value of  $11,250,791 were out on loan in exchange for collateral including $157,000 of cash collateral as of December 31, 2020. The cash collateral was invested in a reinvestment vehicle as described in Note 1(K) in the Notes to Financial Statements.

(4)
Rate reflects 7 day yield as of December 31, 2020.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

Schedule of Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2020 (See Note 1(B)):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$393,156,577	$—	$—	393,156,577
Short-Term Investments	8,287,410	—	—	8,287,410
Total Investments in Securities	$401,443,987	$—	$—	$401,443,987

*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at December 31, 2020

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$464,274,177	$473,512,232	$693,558,163	$401,443,987
Receivable for securities sold	—	477,165	92,171	—
Dividends and interest receivable	145,611	189,866	605,671	45,652
Receivable for capital shares sold	72,777	655,353	2,806,421	7,855
Prepaid expenses	45,334	74,353	90,075	50,451
Receivable for securities lending income	—	575	2,258	1,257
Total Assets	464,537,899	474,909,544	697,154,759	401,549,202
Liabilities:
Payable for capital shares redeemed	229,826	249,403	367,323	49,533
Payable upon return of securities on loan (See Note 1(K))	—	2,362,041	13,854,957	157,000
Payable for securities purchased	—	—	105,488	—
Accrued expenses:
Advisory fee	284,104	240,413	349,703	227,687
Service and distribution plan fees	95,247	69,428	113,811	81,891
Custody and accounting fees payable	33,593	30,341	53,496	32,946
Directors’ fees and expenses	304	406	—	233
Other	125,585	92,651	139,576	91,435
Total Liabilities	768,659	3,044,683	14,984,354	640,725
Net Assets	$463,769,240	$471,864,861	$682,170,405	$400,908,477
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$12,370,606	$16,664,163	$52,886,010	$10,453,017
Additional paid-in capital	186,687,423	277,886,856	417,913,610	199,885,953
Total Distributable Earnings/(Loss)	264,711,211	177,313,842	211,370,785	190,569,507
Net Assets	$463,769,240	$471,864,861	$682,170,405	$400,908,477
Net Asset Value Per Share
Investor Class
Net Assets	$451,806,385	$332,897,677	$560,243,019	$394,389,418
Shares Outstanding	12,052,304	11,769,323	43,433,363	10,284,483
Net Asset Value, Offering and Redemption Price per Outstanding Share	$37.49	$28.29	$12.90	$38.35
Institutional Class
Net Assets	$11,962,855	$138,967,184	$121,927,386	$6,519,059
Shares Outstanding	318,302	4,894,840	9,452,647	168,534
Net Asset Value, Offering and Redemption Price per Outstanding Share	$37.58	$28.39	$12.90	$38.68
* Includes securities on loan of	$—	$5,199,643	$22,980,245	$11,250,791
Cost of investments	$219,818,060	$311,908,246	$483,738,945	$222,044,572
See Notes to Financial Statements.

Statements of Operations
for the Year Ended December 31, 2020

	Value Line Select Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $19,795, $20,160, $12,206 and $0, respectively)	$3,204,234	$2,768,606	$2,345,154	$915,412
Interest	—	—	1,609,960	—
Securities lending income (Net)	26,527	8,213	50,811	33,182
Total Income	3,230,761	2,776,819	4,005,925	948,594
Expenses:
Advisory fees	3,252,197	2,715,793	3,278,741	2,396,341
Service and distribution plan fees	1,100,716	845,134	1,141,561	816,128
Sub-transfer agent fees	136,612	203,903	194,597	31,619
Auditing and legal fees	144,473	138,423	169,833	117,213
Transfer agent fees	135,575	139,834	130,404	101,929
Custody and accounting fees	90,402	84,478	125,428	77,045
Printing and postage fees	74,523	86,611	85,681	38,095
Registration and filing fees	72,033	94,584	71,929	45,324
Directors’ fees and expenses	50,253	48,061	53,517	35,681
Fund administration fees	31,500	31,500	32,000	31,500
Compliance and tax service fees	30,102	25,579	32,264	22,176
Insurance fees	21,296	18,170	20,099	12,856
Other	22,527	42,404	22,337	21,586
Recoupment (See Note 5)	—	872	3,181	68,655
Total Expenses Before Fees Waived (See Note 5)	5,162,209	4,475,346	5,361,572	3,816,148
Less: Advisory Fees Waived	(30,381)	(18,207)	(24,262)	(38,049)
Less: Sub-Transfer Agent Fees Waived by the Distributor	(13)	(16,896)	(9,421)	(382)
Net Expenses	5,131,815	4,440,243	5,327,889	3,777,717
Net Investment Income/(Loss)	(1,901,054)	(1,663,424)	(1,321,964)	(2,829,123)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Exchange Transactions:
Net Realized Gain/(Loss) From:
Investments in securities	113,804,270	29,616,830	35,808,188	45,552,293
Foreign currency transactions	37	24	—	—
	113,804,307	29,616,854	35,808,188	45,552,293
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments in securities	(23,302,668)	48,617,215	116,307,321	86,710,387
Net Realized Gain/(Loss) and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	90,501,639	78,234,069	152,115,509	132,262,680
Net Increase/(Decrease) in Net Assets from Operations	$88,600,585	$76,570,645	$150,793,545	$129,433,557
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Value Line Select Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$(1,901,054)	$(523,335)	$(1,663,424)	$976,359
Net realized gain/(loss) on investments and foreign currency	113,804,307	32,267,487	29,616,854	27,567,792
Change in net unrealized appreciation/(depreciation) on investments	(23,302,668)	91,350,480	48,617,215	54,245,263
Net increase/(decrease) in net assets from operations	88,600,585	123,094,632	76,570,645	82,789,414
Distributions to Shareholders from:
Investor Class	(99,858,878)	(31,772,080)	(24,479,712)	(6,035,227)
Institutional Class	(2,667,066)(1)	—	(10,791,086)	(638,193)
	(102,525,944)	(31,772,080)	(35,270,798)	(6,673,420)
Share Transactions:
Proceeds from sale of shares
Investor Class	27,762,538	124,523,053	114,237,141	265,222,994
Institutional Class	12,031,878(1)	—	113,119,445	40,884,589
Proceeds from reinvestment of distributions to shareholders
Investor Class	94,686,711	30,419,114	22,681,152	5,851,898
Institutional Class	2,522,692(1)	—	9,730,790	610,328
Cost of shares redeemed
Investor Class	(144,955,330)	(75,800,915)	(207,662,644)	(155,428,220)
Institutional Class	(745,669)(1)	—	(36,340,588)	(4,737,971)
Net increase/(decrease) in net assets from capital share transactions	(8,697,180)	79,141,252	15,765,296	152,403,618
Total increase/(decrease) in net assets	(22,622,539)	170,463,804	57,065,143	228,519,612
Net Assets:
Beginning of year	486,391,779	315,927,975	414,799,718	186,280,106
End of year	$463,769,240	$486,391,779	$471,864,861	$414,799,718
Capital Share Transactions:
Shares sold
Investor Class	699,074	3,321,696	4,547,034	11,041,548
Institutional Class	268,809(1)	—	4,311,246	1,698,781
Shares issued to shareholders in reinvestment of distributions
Investor Class	2,591,317	792,784	829,596	231,483
Institutional Class	68,869(1)	—	354,621	24,048
Shares redeemed
Investor Class	(3,732,892)	(1,988,809)	(8,255,594)	(6,281,554)
Institutional Class	(19,376)(1)	—	(1,391,238)	(194,650)
Net increase/(decrease)	(124,199)	2,125,671	395,665	6,519,656

(1)
Commenced operations on May 1, 2020.

See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$(1,321,964)	$(305,282)	$(2,829,123)	$(2,270,805)
Net realized gain/(loss) on investments	35,808,188	31,588,227	45,552,293	25,452,805
Change in net unrealized appreciation/(depreciation) on investments	116,307,321	70,888,949	86,710,387	40,417,178
Net increase/(decrease) in net assets from operations	150,793,545	102,171,894	129,433,557	63,599,178
Distributions to Shareholders from:
Investor Class	(28,634,815)	(38,751,543)	(34,460,180)	(26,578,443)
Institutional Class	(6,230,165)	(2,875,649)	(548,169)	(202,611)
	(34,864,980)	(41,627,192)	(35,008,349)	(26,781,054)
Share Transactions:
Proceeds from sale of shares
Investor Class	147,385,018	90,601,171	11,565,758	17,596,000
Institutional Class	92,959,782	26,047,723	4,510,155	2,688,839
Proceeds from reinvestment of distributions to shareholders
Investor Class	27,027,150	36,554,780	33,215,648	25,790,298
Institutional Class	6,175,863	2,717,212	547,360	190,454
Cost of shares redeemed
Investor Class	(146,694,731)	(131,648,234)	(35,355,783)	(42,153,413)
Institutional Class	(20,087,905)	(24,966,918)	(1,111,162)	(2,256,002)
Net increase/(decrease) in net assets from capital share transactions	106,765,177	(694,266)	13,371,976	1,856,176
Total increase/(decrease) in net assets	222,693,742	59,850,436	107,797,184	38,674,300
Net Assets:
Beginning of year	459,476,663	399,626,227	293,111,293	254,436,993
End of year	$682,170,405	$459,476,663	$400,908,477	$293,111,293
Capital Share Transactions:
Shares sold
Investor Class	12,564,377	8,821,178	361,151	598,585
Institutional Class	7,674,211	2,504,955	117,977	91,386
Shares issued to shareholders in reinvestment of distributions
Investor Class	2,176,099	3,648,182	903,827	919,113
Institutional Class	497,251	271,993	14,766	6,751
Shares redeemed
Investor Class	(13,030,041)	(12,713,718)	(1,061,527)	(1,427,554)
Institutional Class	(1,836,022)	(2,410,596)	(34,979)	(76,080)
Net increase/(decrease)	8,045,875	121,994	301,215	112,201

See Notes to Financial Statements.

Value Line Select Growth Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Select Growth Fund, Inc. Investor Class Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$38.93	$30.47	$33.11	$28.99	$28.93
Income/(loss) from investment operations:
Net investment income/(loss)	(0.17)(1)	(0.05)(1)	(0.14)	(0.08)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	8.91	11.16	0.58	6.56	2.04
Total from investment operations	8.74	11.11	0.44	6.48	2.04
Less distributions:
Distributions from net realized gains	(10.18)	(2.65)	(3.08)	(2.36)	(1.98)
Total distributions	(10.18)	(2.65)	(3.08)	(2.36)	(1.98)
Net asset value, end of year	$37.49	$38.93	$30.47	$33.11	$28.99
Total return	23.12%	36.59%	1.39%	22.32%	7.00%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$451,806	$486,392	$315,928	$342,056	$308,694
Ratio of expenses to average net assets	1.16%	1.16%	1.20%	1.20%	1.21%
Ratio of net investment loss to average net assets	(0.43)%	(0.12)%	(0.42)%	(0.26)%	(0.20)%
Portfolio turnover rate	12%	17%	8%	3%	7%
Value Line Select Growth Fund, Inc. Institutional Class
Period Ended December 31, 2020(3)
Net asset value, beginning of year	$36.44
Income/(loss) from investment operations:
Net investment income/(loss)	0.02(1)
Net gains/(losses) on securities (both realized and unrealized)	11.30
Total from investment operations	11.32
Less distributions:
Distributions from net realized gains	(10.18)
Total distributions	(10.18)
Net asset value, end of year	$37.58
Total return	31.78%(4)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$11,963
Ratio of gross expenses to average net assets(6)	1.96%(5)
Ratio of net expenses to average net assets(7)	0.91(5)
Ratio of net investment income to average net assets(7)	0.08%(5)
Portfolio turnover rate	12%(4)

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $.01 per share.

(3)
Commenced operations on May 1, 2020.

(4)
Not annualized.

(5)
Annualized.

(6)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(7)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Mid Cap Focused Fund, Inc. Investor Class Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.49	$19.11	$19.19	$16.27	$14.99
Income/(loss) from investment operations:
Net investment income/(loss)	(0.12)(1)	0.06(1)(2)	(0.07)	0.00(3)	0.00(3)
Net gains/(losses) on securities (both realized and unrealized)	5.13	6.68	0.97	3.23	1.64
Total from investment operations	5.01	6.74	0.90	3.23	1.64
Less distributions:
Dividends from net investment income	(0.02)	(0.00)(3)	—	—	—
Distributions from net realized gains	(2.19)	(0.36)	(0.98)	(0.31)	(0.36)
Total distributions	(2.21)	(0.36)	(0.98)	(0.31)	(0.36)
Net asset value, end of year	$28.29	$25.49	$19.11	$19.19	$16.27
Total return	19.96%	35.30%	4.72%	19.84%	10.94%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$332,898	$373,341	$184,515	$147,669	$134,030
Ratio of expenses to average net assets	1.10%	1.11%	1.18%	1.18%	1.21%
Ratio of net investment income/ (loss) to average net assets	(0.46)%	0.27%(2)	(0.46)%	(0.34)%	(0.28)%
Portfolio turnover rate	4%	19%	10%	2%	20%
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Years Ended December 31,			Period Ended December 31,
	2020	2019	2018	2017(4)
Net asset value, beginning of year	$25.59	$19.17	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	(0.04)(1)	0.20(1)(2)	(0.04)	0.00(3)
Net gains/(losses) on securities (both realized and unrealized)	5.14	6.64	0.99	1.26
Total from investment operations	5.10	6.84	0.95	1.26
Less distributions:
Dividends from net investment income	(0.11)	(0.06)	—	—
Distributions from net realized gains	(2.19)	(0.36)	(0.98)	(0.31)
Total distributions	(2.30)	(0.42)	(0.98)	(0.31)
Net asset value, end of year	$28.39	$25.59	$19.17	$19.20
Total return	20.24%	35.68%	4.98%	6.89%(5)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$138,967	$41,459	$1,765	$1,095
Ratio of gross expenses to average net assets(6)	0.89%	1.04%	3.97%	5.61%(7)
Ratio of net expenses to average net assets(8)	0.85%	0.86%	0.93%	0.93%(7)
Ratio of net investment income/(loss) to average net assets(8)	(0.15)%	0.81%(2)	(0.19)%	(0.12)%(7)
Portfolio turnover rate	4%	19%	10%	2%(5)

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Includes income resulting from special dividends. For the year ended December 31, 2019, without these dividends, the per share value for the Investor Class and Institutional Class would have been $(0.08) and $0.05, respectively, and the ratio for the Investor Class and Institutional Class would have been (0.33)% and 0.22%, respectively.

(3)
Amount is less than $.01 per share.

(4)
Commenced operations on August 12, 2017.

(5)
Not annualized.

(6)
Ratio reflects expenses grossed up for the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(7)
Annualized.

(8)
Ratio reflects expenses net of the waiver/reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Capital Appreciation Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Capital Appreciation Fund, Inc. Investor Class Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.25	$8.94	$9.95	$8.48	$8.72
Income/(loss) from investment operations:
Net investment income/(loss)	(0.03)(1)	(0.01)(1)	0.00(2)	0.05	0.02
Net gains/(losses) on securities (both realized and unrealized)	3.39	2.32(3)	(0.27)	1.97	0.23
Total from investment operations	3.36	2.31	(0.27)	2.02	0.25
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.05)	(0.02)
Distributions from net realized gains	(0.71)	(1.00)	(0.73)	(0.50)	(0.47)
Total distributions	(0.71)	(1.00)	(0.74)	(0.55)	(0.49)
Net asset value, end of year	$12.90	$10.25	$8.94	$9.95	$8.48
Total return	33.03%	26.14%	(2.71)%	23.86%	2.80%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$560,243	$427,619	$375,158	$392,869	$302,636
Ratio of expenses to average net assets	1.07%	1.09%	1.12%	1.11%	1.16%
Ratio of net investment income/(loss) to average net assets	(0.28)%	(0.08)%	(0.02)%	0.49%	0.22%
Portfolio turnover rate	51%	34%	86%	88%	53%
	Value Line Capital Appreciation Fund, Inc. Institutional Class Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.22	$8.89	$9.90	$8.43	$8.65
Income/(loss) from investment operations:
Net investment income/(loss)	(0.01)(1)	0.02(1)	0.04	0.07	0.02
Net gains/(losses) on securities (both realized and unrealized)	3.40	2.31(3)	(0.30)	1.98	0.25
Total from investment operations	3.39	2.33	(0.26)	2.05	0.27
Less distributions:
Dividends from net investment income	—	—	(0.02)	(0.08)	(0.02)
Distributions from net realized gains	(0.71)	(1.00)	(0.73)	(0.50)	(0.47)
Total distributions	(0.71)	(1.00)	(0.75)	(0.58)	(0.49)
Net asset value, end of year	$12.90	$10.22	$8.89	$9.90	$8.43
Total return	33.42%	26.51%	(2.61)%	24.31%	3.06%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$121,927	$31,858	$24,469	$6,750	$1,055
Ratio of gross expenses to average net assets(4)	0.89%	0.97%	1.08%	1.63%	4.82%
Ratio of net expenses to average net assets(5)	0.82%	0.84%	0.87%	0.86%	0.90%
Ratio of net investment income/(loss) to average net assets(5)	(0.06)%	0.17%	0.19%	0.58%	0.43%
Portfolio turnover rate	51%	34%	86%	88%	53%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $.01 per share.

(3)
Amount includes a non-recurring settlement paid by the Fund related to Legal Proceedings. The settlement payment impacted the realized (loss) per share by less than $0.01 per share for Investor and Institutional class. Total return was not impacted.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Value Line Larger Companies Focused Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Value Line Larger Companies Focused Fund, Inc. Investor Class Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$28.87	$25.34	$28.65	$23.05	$26.25
Income/(loss) from investment operations:
Net investment income/(loss)	(0.29)(1)	(0.23)(1)	(0.22)	(0.19)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	13.42	6.64	0.58	8.00	0.10
Total from investment operations	13.13	6.41	0.36	7.81	0.10
Less distributions:
Distributions from net realized gains	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Total distributions	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Net asset value, end of year	$38.35	$28.87	$25.34	$28.65	$23.05
Total return	45.98%	25.67%	1.30%	33.79%	0.24%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$394,389	$291,057	$253,199	$272,191	$214,675
Ratio of gross expenses to average net assets(3)	1.15%	1.16%	1.18%	1.19%	1.23%
Ratio of net expenses to average net assets(4)	1.15%	1.15%	1.15%	1.11%	1.13%
Ratio of net investment income to average net assets(4)	(0.86)%	(0.78)%	(0.77)%	(0.71)%	(0.62)%
Portfolio turnover rate	54%	29%	36%	35%	47%
	Value Line Larger Companies Focused Fund, Inc. Institutional Class Years Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$29.03	$25.41	$28.65	$23.02	$26.18
Income/(loss) from investment operations:
Net investment income/(loss)	(0.21)(1)	(0.15)(1)	(0.14)	(0.19)	0.00(2)
Net gains/(losses) on securities (both realized and unrealized)	13.51	6.65	0.57	8.03	0.14
Total from investment operations	13.30	6.50	0.43	7.84	0.14
Less distributions:
Distributions from net realized gains	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Total distributions	(3.65)	(2.88)	(3.67)	(2.21)	(3.30)
Net asset value, end of year	$38.68	$29.03	$25.41	$28.65	$23.02
Total return	46.36%	25.92%	1.55%	33.96%	0.40%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$6,519	$2,054	$1,238	$1,681	$401
Ratio of gross expenses to average net assets(3)	1.80%	2.75%	3.92%	2.73%	17.29%
Ratio of net expenses to average net assets(4)	0.90%	0.90%	0.93%	0.94%	0.98%
Ratio of net investment loss to average net assets(4)	(0.62)%	(0.50)%	(0.58)%	(0.67)%	(0.49)%
Portfolio turnover rate	54%	29%	36%	35%	47%

(1)
Per share amounts are calculated based on average shares outstanding during the year.

(2)
Amount is less than $.01 per share.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements	December 31, 2020

1.   Significant Accounting Policies
Value Line Select Growth Fund, Inc. (formerly Value Line Premier Growth Fund, Inc.), Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The Value Line Capital Appreciation Fund, Inc. seeks capital appreciation and income consistent with the allocation of its assets amongst equity securities, fixed income securities and money market instruments. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
Each Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the funds’ total net assets by the funds’ total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to EULAV Asset Management (the “Adviser”). A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee

Notes to Financial Statements (continued)

determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2020, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
The Value Line Capital Appreciation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

December 31, 2020

(E) Fund Distributions:   Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Funds distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary, to comply with the Internal Revenue Code.
(F) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated between the share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class*	Total
Value Line Select Growth Fund, Inc.
Transfer agent fees	$122,661	$12,914	$135,575
Sub-transfer agent fees	136,553	59	136,612
Registration and filing fees	54,028	18,005	72,033
Other	21,695	832	22,527
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Transfer agent fees	$105,989	$33,845	$139,834
Sub-transfer agent fees	167,781	36,122	203,903
Registration and filing fees	60,298	34,286	94,584
Other	31,647	10,757	42,404
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Transfer agent fees	$112,773	$17,631	$130,404
Sub-transfer agent fees	176,833	17,764	194,597
Registration and filing fees	45,604	26,325	71,929
Other	19,653	2,684	22,337
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Transfer agent fees	$98,749	$3,180	$101,929
Sub-transfer agent fees	30,937	682	31,619
Registration and filing fees	25,054	20,270	45,324
Other	20,731	855	21,586

*
Commenced operations on May 1, 2020.

(G) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Notes to Financial Statements (continued)

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(H) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(I) Accounting for Real Estate Investment Trusts:   The Funds may own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.
(J) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(K) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. The Funds or the borrower may terminate the loan at any time. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income (Net)” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreements are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds’ custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of December 31, 2020, the Funds were not invested in joint repurchase agreements.
As of December 31, 2020, certain Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:

December 31, 2020

Fund	Value of Securities Loaned	Value of Collateral*
Value Line Mid Cap Focused Fund, Inc.	$5,199,643	$5,310,441
Value Line Capital Appreciation Fund, Inc	22,980,245	24,058,235
Value Line Larger Companies Focused Fund, Inc.	11,250,791	12,031,207

*
Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $2,362,041, $13,854,957 and $157,000, respectively, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition: Value Line Mid Cap Focused Fund, Inc. received non cash-collateral of  $2,948,400 in the form of U.S. Government obligations, ranging from 0.01%-5.50%, maturing 4/15/21 – 5/15/49, Value Line Capital Appreciation Fund, Inc. received non cash-collateral of  $10,203,278 in the form of U.S. Government obligations, ranging from 0.01%-8.13%, maturing 1/15/21 – 5/16/53 and Value Line Larger Companies Focused Fund, Inc. received non cash-collateral of  $11,874,207 in the form of U.S. Government obligations, ranging from 0.01%-7.25%, maturing 1/28/21 – 11/15/50. The Funds cannot sell or repledge the non-cash collateral and accordingly are not reflected in the Schedule of Investments. The value of securities loaned is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

(L) Other Risks:   An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and was declared a pandemic by the World Health Organization in March 2020. This coronavirus has resulted in travel restrictions, restrictions on gatherings of people (including closings of, or limitations on, dining and entertainment establishments, as well as schools and universities), closed businesses (or businesses that are restricted in their operations), closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious disease outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak cannot be determined with certainty. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and disruption to the global economy, the consequences of which are currently unpredictable. Certain of the Funds’ investments are likely to have exposure to businesses that, as a result of COVID-19, experience a slowdown or temporary suspension in business activities. These factors, as well as any restrictive measures instituted in order to prevent or control a pandemic or other public health crisis, such as the one posed by COVID-19, could have a material and adverse effect on the Funds’ investments.
(M) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Notes to Financial Statements (continued)

3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the year ended December 31, 2020, were as follows:
Fund	Purchases of Investment Securities Excluding U.S. Government Obligations	Sales of Investment Securities Excluding U.S. Government Obligations	Purchases of U.S. Government Obligations	Sales of U.S. Government Obligations
Value Line Select Growth Fund, Inc.	$49,919,581	$169,018,830	$—	$—
Value Line Mid Cap Focused Fund, Inc.	17,889,604	45,802,090	—	—
Value Line Capital Appreciation Fund, Inc.	274,791,291	242,417,156	39,717,241	5,500,212
Value Line Larger Companies Focused Fund, Inc.	175,850,023	204,208,278	—	—
Each Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2020, the Funds engaged in such transactions in the following amounts:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
Value Line Select Growth Fund, Inc.	$—	$31,751,277	$17,580,282
Value Line Mid Cap Focused Fund, Inc.	4,344,315	905,916	37,085
4.   Income Taxes
At December 31, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments
Value Line Select Growth Fund, Inc.	$219,830,760	$244,590,214	$(146,797)	$244,443,417
Value Line Mid Cap Focused Fund, Inc.	311,922,093	166,809,651	(5,219,512)	161,590,139
Value Line Capital Appreciation Fund, Inc.	490,443,450	229,044,072	(25,929,359)	203,114,713
Value Line Larger Companies Focused Fund, Inc.	224,645,730	191,945,596	(15,147,339)	176,798,257
Net Unrealized appreciation/depreciation differs for financial statements and tax purposes primarily due to wash sales, return of capital on corporations and market premium amortization.
As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income	Undistributed long-term gain	Other Timing Differences	Unrealized Appreciation	Capital Loss Carryforwards	Late Year Deferrals	Distributable Earnings (Loss)
Value Line Select Growth Fund, Inc.	$—	$20,267,794	$—	$244,443,417	$—	$—	$264,711,211
Value Line Mid Cap Focused Fund, Inc.	—	15,723,703	—	161,590,139	—	—	177,313,842
Value Line Capital Appreciation Fund, Inc.	714,327	7,541,745	—	203,114,713	—	—	211,370,785
Value Line Larger Companies Focused Fund, Inc.	—	13,771,250	—	176,798,257	—	—	190,569,507

December 31, 2020

A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) total distributable earnings/(loss) and additional paid-in capital for the Funds as follows:
Fund	Total Distributable Earnings/(Loss)	Additional Paid-In Capital
Value Line Select Growth Fund, Inc.	$1,901,017	$(1,901,017)
Value Line Mid Cap Focused Fund, Inc.	1,375,387	(1,375,387)
Value Line Capital Appreciation Fund, Inc.	(16,157)	16,157
Value Line Larger Companies Focused Fund, Inc.	(7,468)	7,468
These reclassifications were primarily due to net operating losses. Net assets were not affected by these reclassifications.
The tax composition of distributions paid to shareholders during fiscal years ended December 31, 2020 and 2019 were as follows:
	Year Ended December 31, 2020 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$102,525,944	$102,525,944
Value Line Mid Cap Focused Fund, Inc.	1,320,659	33,950,139	35,270,798
Value Line Capital Appreciation Fund, Inc.	3,173,616	31,691,364	34,864,980
Value Line Larger Companies Focused Fund, Inc.	4,990,295	30,018,054	35,008,349
	Year Ended December 31, 2019 Distributions Paid from
Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions Paid
Value Line Select Growth Fund, Inc.	$—	$31,772,080	$31,772,080
Value Line Mid Cap Focused Fund, Inc.	211,908	6,461,512	6,673,420
Value Line Capital Appreciation Fund, Inc.	3,734,782	37,892,410	41,627,192
Value Line Larger Companies Focused Fund, Inc.	880,795	25,900,259	26,781,054

5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

For providing advisory services to the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. and managing each Fund’s investments for the year ended December 31, 2020, the Adviser was paid a fee at an annual rate of 0.73%, 0.64%, 0.65% and 0.73%, respectively, of each Fund’s average daily net assets. The investment advisory agreement between each Fund and the Adviser provides for a combined fee for both advisory services and Administrative Services (as defined in the investment advisory agreement) at an annual rate, based on each Fund’s average daily net assets, equal to 0.75% for both Value Line Select Growth Fund, Inc. and Value Line Larger Companies Fund, Inc. and 0.70% on the first $100 million of average daily net assets and 0.65% on the remaining assets for both Value Line Mid Cap Focused Fund, Inc and Value Line Capital Appreciation Fund, Inc. (the “Combined Rate”). The advisory fee component paid by each Fund to the Adviser for each period is calculated by subtracting the amount paid by each Fund for Administrative Services with respect to the same period from the respective Combined Rate. The Adviser provides (or arranges for the provision of) such Administrative Services pursuant to a separate administration agreement with the Funds.
For the Value Line Larger Companies Focused Fund, the Adviser has contractually agreed to waive through June 30, 2021 certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to

Notes to Financial Statements (continued)

limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class (the “Fund-level Expense Limitation”).
For the year ended December 31, 2020, the below Advisory fees were paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Select Growth Fund, Inc.	$3,252,197
Value Line Mid Cap Focused Fund, Inc.	2,715,793
Value Line Capital Appreciation Fund, Inc	3,278,741
Value Line Larger Companies Focused Fund, Inc	2,396,341
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the 1940 Act, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees and are not subject to the Plan. For the year ended December 31, 2020, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Select Growth Fund, Inc.	$1,100,716
Value Line Mid Cap Focused Fund, Inc.	845,134
Value Line Capital Appreciation Fund, Inc	1,141,561
Value Line Larger Companies Focused Fund, Inc	816,128
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. Through May 31, 2020, the amount of sub-transfer agency fees payable by the Funds to all financial intermediaries in the aggregate was subject to a maximum cap at the annual rate of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the year ended December 31, 2020, the below sub-transfer agency fees were paid or payable to the Distributor:
Fund	Sub-transfer agency Fees
Value Line Select Growth Fund, Inc.	$136,612
Value Line Mid Cap Focused Fund, Inc.	203,903
Value Line Capital Appreciation Fund, Inc.	194,597
Value Line Larger Companies Focused Fund, Inc.	31,619
The Adviser agreed to pay or reimburse certain class-specific expenses of the Funds attributable to the Institutional Class, so that the Institutional Class bears its class-specific fees and expenses at the same annual percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding the 12b-1 fees paid by the Investor Class and certain non-routine class-specific expenses, if applicable) (the “Class Expense Limitation”, together with the Fund-level Expense Limitation (attributable to the Value Line Larger Companies Focused Fund), the “Expense Limitations”). The Adviser may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the applicable Expense Limitation or, if lower, the expense limitation in effect when the waiver or reimbursement occurred. The

December 31, 2020

Class Expense Limitation can be terminated or modified only with the agreement of the Board of Directors. As of December 31, 2020, fees contractually waived/ reimbursed by the Adviser amounted to $30,381, $18,207, $24,262 and $38,049 for the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. respectively. In addition, the Distributor waived $13, $16,896, $9,421 and $382 of sub-transfer agent fees for the Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc., respectively. As of December 31, 2020, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration for the 12 months ended	Fees Waived and Reimbursed by the Adviser
Value Line Select Growth Fund, Inc.	December 31, 2021	$—
Value Line Select Growth Fund, Inc.	December 31, 2022	—
Value Line Select Growth Fund, Inc.	December 31, 2023	30,381
Value Line Mid Cap Focused Fund Inc.	December 31, 2021	39,541
Value Line Mid Cap Focused Fund Inc.	December 31, 2022	31,393
Value Line Mid Cap Focused Fund Inc.	December 31, 2023	18,207
Value Line Capital Appreciation Fund, Inc.	December 31, 2021	39,771
Value Line Capital Appreciation Fund, Inc.	December 31, 2022	38,979
Value Line Capital Appreciation Fund, Inc.	December 31, 2023	24,262
Value Line Larger Companies Focused Fund, Inc.	December 31, 2021	114,564
Value Line Larger Companies Focused Fund, Inc.	December 31, 2022	70,555
Value Line Larger Companies Focused Fund, Inc.	December 31, 2023	38,049
During the year ended December 31, 2020, the Value Line Mid Cap Focused Fund Inc., the Value Line Capital Appreciation Fund, Inc. and the Value Line Larger Companies Focused Fund, Inc. made repayments to the Adviser for previously waived and reimbursed fees in the amounts of  $872, $3,181 and $68,655, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc.
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Value Line Select Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations for the year ended December 31, 2020, the statements of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
February 24, 2021
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested on July 1, 2020 and held for six months ended December 31, 2020.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Select Growth Fund, Inc. – Investor Class	$1,000.00	$1,211.90	$6.39	1.15%
Value Line Select Growth Fund, Inc. – Institutional Class	1,000.00	1,213.30	5.06	0.91
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,232.40	6.17	1.10
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,233.70	4.77	0.85
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,207.80	5.88	1.06
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,209.90	4.50	0.81
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,240.40	6.48	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,241.70	5.07	0.90
Hypothetical (5% return before expenses)
Value Line Select Growth Fund, Inc. – Investor Class	$1,000.00	$1,019.36	$5.84	1.15%
Value Line Select Growth Fund, Inc. – Institutional Class	1,000.00	1,020.56	4.62	0.91
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,019.61	5.58	1.10
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,020.86	4.32	0.85
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,019.81	5.38	1.06
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,021.06	4.12	0.81
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.36	5.84	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.61	4.57	0.90

*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Federal Tax Notice (unaudited)

Each Fund designates the following amounts distributed during the fiscal year ended December 31, 2020, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:
Fund	% of Qualifying Dividend Income	% of Dividends Eligible for the Corporate Dividends Received Deduction	Long-Term Capital Gains
Value Line Select Growth Fund, Inc.	0.00%	0.00%	$102,525,944
Value Line Mid Cap Focused Fund, Inc.	100.00%	100.00%	33,950,139
Value Line Capital Appreciation Fund, Inc.	55.40%	55.40%	31,691,364
Value Line Larger Companies Focused Fund, Inc.	18.00%	17.32%	30,018,054
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to Form N-PORT within 60 days of the end of such fiscal quarter. Regulatory filings of Forms N-PORT are available on the SEC’s website at http://www.sec.gov.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Board Approval of Liquidity Risk Management Program (unaudited)

To promote effective liquidity risk management throughout the fund industry and to enhance disclosure regarding fund liquidity and redemption practices, the Securities and Exchange Commission (the “Commission”) adopted Rule 22e-4 under the Investment Company Act of 1940, as amended. This Rule requires every registered open-end management company to establish a liquidity risk management program (the “LRMP”) that, among other things, provides for the assessment, management and review of liquidity risk, the classification of a fund’s portfolio investments into one of four liquidity buckets based upon the number of days that such investments may reasonably be expected to be converted into cash or otherwise disposed of without significantly impacting their price, the establishment of a highly liquid investment minimum where required, and the establishment of a 15% limitation on illiquid investments. Additionally, the Commission adopted Rule 30b1-10 and Form N-LIQUID, which generally requires a fund to notify the Commission when certain liquidity-related events occur.
The Funds’ Board approved the appointment of the Adviser’s 40 Act Liquidity Risk Management Committee (“Liquidity Committee”) as the administrator of the LRMP for the Funds on December 13, 2018 and the Fund’s LRMP on March 15, 2019. At the Board’s regular meeting on June 18, 2020, the Funds’ Chief Compliance Officer provided a report to the Funds’ Board on the operation and effectiveness of the LRMP after its first year of operation. The Adviser manages liquidity risks associated with the Funds’ investments by monitoring cash and cash equivalents, the use of derivatives, the concentration of investments and the appropriateness of portfolio strategies for open-end funds, and by classifying every Fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, the Adviser utilizes a third-party provider of liquidity monitoring services. The third-party provider supplies portfolio-level data and certain assumptions which it uses to determine classifications. The Liquidity Committee reviews and reconciles the information provided for accuracy.
The LRMP effectively managed the Funds’ liquidity risks for the twelve-month period ended December 31, 2020. During this period, each Fund held no less than 50% of its total net assets in highly liquid investments. Because each Fund consisted primarily of highly liquid investments, no highly liquid investment minimum was required to be established for any Fund, and all Funds were well under their illiquid investment limitations. Additionally, no events that would require the filing of Form N-LIQUID occurred

Management of the Funds

The business and affairs of each Fund are managed by the Fund’s officers under the direction of its Board of Directors. The following table sets forth information on the Directors and officers of the Funds, each of which serves in that capacity for every Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge by calling 1-800-243-2729.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 50	Director	Since 2010	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.	10	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 64	Director	Since 2008	Retired. Managing Member, Meridian Fund Advisers LLC (consultants) until 2019.	10	None
James E. Hillman Age: 64	Director (Chair of the Board of the Value Line Funds since 2016)	Since 2015	Chief Financial Officer, Notre Dame School of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006 – 2011.	10	Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 82	Director	Since 1983	Chairman, Institute for Political Economy	10	None
Nancy-Beth Sheerr Age: 72	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since November 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	10	None

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

Management of the Funds (continued)

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 50	President	Since 2008	President of each of the Value Line Funds; Trustee, CEO and Treasurer of the Adviser; President and Chief Financial Officer of the Distributor.
Christopher W. Roleke Age: 48	Treasurer and Chief Financial Officer	Since 2020	Treasurer (Principal Financial and Accounting Officer) of each of the Value Line Funds since April 2020; Managing Director and Fund Principal Financial Officer, Foreside Management Services, LLC, since 2011.
Michael J. Wagner Age: 70	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, Officer LLC) 2006 – 2019.
Emily D. Washington Age: 42	Vice President and Secretary	Since 2008	Vice President of each of the Value Line Funds since April 2020 and Secretary since 2010; Treasurer and Chief Financial Officer of each of the Value Line Funds, 2008 – 2020.
Robert Scagnelli Age: 59	Vice President	Since 2020	Vice President of each of the Value Line Funds since April 2020; Vice President of the Distributor and the Adviser since 2011.
The address for each of the above is 7 Times Square, Suite 1606, New York, NY 10036-6524.

In 1950, Value Line started its first mutual fund. For seven decades, knowledgeable investors and financial advisors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds have evolved into what it is today — a diversified family of mutual funds with a wide range of investment objectives.

Item 2.	Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

((a)(1) The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees 2020 - $44,937

Audit Fees 2019 - $103,021

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2020 - $10,299

Tax Preparation Fees 2019 - $14,090

(d)	All Other Fees – None

(e)	(1)	Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e)	(2) Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2020 - None

Aggregate Non-Audit Fees 2019 - None

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not Applicable.

Item 6.	Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10	Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11	Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Christopher W. Roleke
Christopher W. Roleke, Treasurer, Principal Financial Officer

Date:	March 8, 2021